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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-7838

American Select Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   August 31

Date of reporting period:  August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

AMERICAN STRATEGIC
INCOME PORTFOLIO INC.
ASP

AMERICAN STRATEGIC
INCOME PORTFOLIO INC. II
BSP

AMERICAN STRATEGIC
INCOME PORTFOLIO INC. III
CSP

AMERICAN SELECT
PORTFOLIO INC.
SLA

August 31, 2005
ANNUAL REPORT

FIRST AMERICAN MORTGAGE FUNDS

Primary Investments

American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (“First American Mortgage Funds” or the “funds”) invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds’ net asset value (“NAV”) to fluctuate to a greater extent than would be expected from interest-rate movements alone.

Fund Objectives

Each fund’s primary objective is to achieve high levels of current income. Each fund’s secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance these funds will achieve their objectives.

Table of Contents

5	Fund Overviews

19	Financial Statements

26	Notes to Financial Statements

37	Schedule of Investments

51	Report of Independent Registered Public Accounting Firm

52	Notice to Shareholders

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

Average Annual Total Returns – ASP

Based on NAV for the period ended August 31, 2005

*Total return has not been annualized.

**The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the nine-month, one-year, five-year, and ten-year periods ended August 31, 2005, were -0.14%, -2.78%, 8.63%, and 8.32%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. •  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

Average Annual Total Returns – BSP

Based on NAV for the period ended August 31, 2005

*Total return has not been annualized.

**The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the three-month, one-year, five-year, and ten-year periods ended August 31, 2005, were -1.59%, -3.78%, 9.33%, and 10.05%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. •  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

Average Annual Total Returns – CSP

Based on NAV for the period ended August 31, 2005

*Total return has not been annualized.

**The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

• Average annual total returns based on the change in market price for the three-month, one-year, five-year, and ten-year periods ended August 31, 2005, were -4.09%, -1.79%, 9.23%, and 10.03%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. •  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

Average Annual Total Returns – SLA

Based on NAV for the period ended August 31, 2005

*Total return has not been annualized.

**The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

• Average annual total returns based on the change in market price for the nine-month, one-year, five-year, and ten-year periods ended August 31, 2005, were 2.61%, 1.11%, 10.22%, and 10.70%, respectively. Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. •  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. • The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

Fund OVERVIEW – ASP

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 22 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 24 years of financial experience.

Russ Kappenman, CPA, is responsible for the acquisition and management of the whole loans portion of the fund. He has 19 years of financial experience.

American Strategic Income Portfolio’s fiscal year-end has changed from November 30 to August 31, effective with the nine months ended August 31, 2005. In this report, we will discuss the economy and the fund’s performance during this nine-month period. For the fiscal period ended August 31, 2005, the fund had a total return of 2.94%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 3.70% during the period. The underperformance of the fund relative to its benchmark is due to several factors, including modest deterioration in the credit profile of the fund’s mortgage portfolio and higher interest expense.

The interest-rate environment was particularly challenging. The 10-year Treasury yield during the reporting period dropped from 4.36% to 4.01%. For some time we have been hesitant to add long-term, fixed-rate loans to the portfolio given the low long-term rate environment. If the yield on the 10-year Treasury were to rise substantially, the value of long-term, fixed-rate loans would deteriorate substantially. As an alternative we have added adjustable rate loans, generally of shorter duration, to the portfolio. The adjustable rate loans typically use the one-month London Interbank Offering Rate (“LIBOR”) as their base rate. During the reporting period, the one-month LIBOR increased from 2.31% to 3.70%.

Portfolio Allocation

As a percentage of total assets on August 31, 2005

While the increase in the LIBOR increased the fund’s income from its adjustable rate loans, it also increased the fund’s interest expense. The fund continued to use leverage, or borrowing, during the period. The one-month LIBOR is the base rate for the borrowing used by the fund. As the one-month LIBOR increased, the interest expense of the fund increased. Keep in mind that the use of leverage increases interest-rate risk in the fund and will increase the volatility of the fund’s NAV and market price.

During the reporting period, one loan paid off with an unpaid principal balance of $1.2 million and a weighted average coupon of 8.15%, and four loans were purchased with an original principal balance of $9.9 million and a weighted average coupon of 6.08%. As of August 31, 2005, there were no loans in default. Prepayment penalties from loans that paid off during the reporting period amounted to $36,307.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2005. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

During the reporting period, the fund paid 64.2 cents per share in dividends resulting in an annualized distribution yield of 8.49% based on the August 31, 2005, market price. This included a 2.7 cents per share special dividend paid on January 7, 2005. As of August 31, 2005, distributions in excess of net investment income were 0.5 cents per share. The fund decreased its dividend from 7.3 cents per share to 6.5 cents per share in April 2005.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2005, based on the value outstanding.

Single family loans

Current	92.6%
30 Days	7.4%
60 Day	0.0%
90 Day	0.0%
120+ Day	0.0%

Multifamily and commercial loans

Current	100.0%
30 Day	0.0%
60 Day	0.0%
90 Day	0.0%
120+ Day	0.0%

Fund OVERVIEW – BSP

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 22 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 24 years of financial experience.

Russ Kappenman, CPA, is responsible for the acquisition and management of the whole loans portion of the fund. He has 19 years of financial experience.

American Strategic Income Portfolio II’s fiscal year-end has changed from May 31 to August 31, effective with the three months ended August 31, 2005. In this report, we will discuss the economy and the fund’s performance during this three-month period. For the fiscal period ended August 31, 2005, the fund had a total return of 0.17%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 0.78% during the period. The underperformance of the fund relative to its benchmark is due to several factors, including modest deterioration in the credit profile of the fund’s mortgage portfolio and higher interest expense.

The interest-rate environment was particularly challenging. The 10-year Treasury yield during the reporting period was fairly flat moving from 3.98% to 4.01%. For some time we have been hesitant to add long-term, fixed-rate loans to the portfolio given the low long-term rate environment. If the yield on the 10-year Treasury were to rise substantially, the value of long-term, fixed-rate loans would deteriorate substantially. As an alternative we have added adjustable rate loans, generally of shorter duration, to the portfolio. The adjustable rate loans typically use the one-month London Interbank Offering Rate (“LIBOR”) as their base rate. During the reporting period, the one-month LIBOR increased from 3.13% to 3.70%.

Portfolio Allocation

As a percentage of total assets on August 31, 2005

While the increase in the LIBOR increased the fund’s income from its adjustable rate loans, it also increased the fund’s interest expense. The fund continued to use leverage, or borrowing, during the period. The one-month LIBOR is the base rate for the borrowing used by the fund. As the one-month LIBOR increased, the interest expense of the fund increased. Keep in mind that the use of leverage increases interest-rate risk in the fund and will increase the volatility of the fund’s NAV and market price.

During the reporting period, three loans paid off with an unpaid principal balance of $15.5 million and a weighted average coupon of 6.51%, and three loans were purchased with an original principal balance of $25.1 million and a weighted average coupon of 6.56%. During the reporting period, the fund took possession of a multifamily property that had been in default. The value of the property represents 4.3% of the fund’s net assets. Management is working to stabilize the property and sell it. Prepayment penalties from loans that paid off during the reporting period amounted to $32,000.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2005. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

During the reporting period, the fund paid 24.0 cents per share in dividends resulting in an annualized distribution yield of 8.30% based on the August 31, 2005, market price. As of August 31, 2005, undistributed net investment income was 8.3 cents per share.

Delinquent Loan Profile

The tables below show the percentages of single family loans and a private mortgage-backed security and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2005, based on the value outstanding.

Single family loans and a private mortgage-backed security

Current	74.5%
30 Day	4.9%
60 Day	0.0%
90 Day	0.0%
120+ Day	20.6%

Multifamily and commercial loans

Current	100.0%
30 Day	0.0%
60 Day	0.0%
90 Day	0.0%
120+ Day	0.0%

Fund OVERVIEW – CSP

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 22 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 24 years of financial experience.

Russ Kappenman, CPA, is responsible for the acquisition and management of the whole loans portion of the fund. He has 19 years of financial experience.

American Strategic Income Portfolio III’s fiscal year-end has changed from May 31 to August 31, effective with the three months ended August 31, 2005. In this report, we will discuss the economy and the fund’s performance during this three-month period. For the fiscal period ended August 31, 2005, the fund had a total return of 1.67%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 0.78% during the period. The outperformance of the fund relative to its benchmark is due to several factors, including the stable credit profile of the fund’s mortgage portfolio and the positive effects of prepayment penalties.

The fund outperformed its benchmark despite a challenging interest-rate environment. The 10-year Treasury yield during the reporting period was fairly flat moving from 3.98% to 4.01%. For some time we have been hesitant to add long-term, fixed-rate loans to the portfolio given the low long-term rate environment. If the yield on the 10-year Treasury were to rise substantially, the value of long-term, fixed-rate loans would deteriorate substantially. As an alternative we have added adjustable rate loans, generally of shorter duration, to the portfolio. The adjustable rate loans typically use the one-month London Interbank Offering Rate (“LIBOR”) as their base rate. During the reporting period, the one-month LIBOR increased from 3.13% to 3.70%.

Portfolio Allocation

As a percentage of total assets on August 31, 2005

While the increase in the LIBOR increased the fund’s income from its adjustable rate loans, it also increased the fund’s interest expense. The fund continued to use leverage, or borrowing, during the period. The one-month LIBOR is the base rate for the borrowing used by the fund. As the one-month LIBOR increased, the interest expense of the fund increased. Keep in mind that the use of leverage increases interest-rate risk in the fund and will increase the volatility of the fund’s NAV and market price.

During the reporting period, seven loans paid off with an unpaid principal balance of $42.2 million and a weighted average coupon of 7.69%, and five loans were purchased with an original principal balance of $31.6 million and a weighted average coupon of 8.17%. As of August 31, 2005, there was one multifamily loan in default. The unpaid principal balance of this loan is $6,790,000 or 2.14% of assets. Prepayment penalties from loans that paid off during the reporting period amounted to $558,192.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2005. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

During the reporting period, the fund paid 21.0 cents per share in dividends resulting in an annualized distribution yield of 7.57% based on the August 31, 2005, market price. As of August 31, 2005, undistributed net investment income was 3.4 cents per share.

Delinquent Loan Profile

The tables below show the percentages of single family loans and a private mortgage-backed security and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2005, based on the value outstanding.

Single family loans and a security private mortgage-backed

Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%

Multifamily and commercial loans

Current	97.7%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	2.3%

Fund OVERVIEW – SLA

Fund Management

John Wenker is primarily responsible for the management of the fund. He has 22 years of financial experience.

Chris Neuharth, CFA, is responsible for the management of the mortgage-backed securities portion of the fund. He has 24 years of financial experience.

Russ Kappenman, CPA, is responsible for the acquisition and management of the whole loans portion of the fund. He has 19 years of financial experience.

American Select Portfolio’s fiscal year-end has changed from November 30 to August 31, effective with the nine months ended August 31, 2005. In this report, we will discuss the economy and the fund’s performance during this nine-month period. For the fiscal period ended August 31, 2005, the fund had a total return of 8.47%, based on its NAV. The fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 3.70% during the period. The outperformance of the fund relative to its benchmark is due to several factors, including the positive effects of prepayment penalties, attractive interest income from two participating loans that paid off, and an improving credit profile for the mortgage portfolio.

The fund outperformed its benchmark despite a challenging interest-rate environment. The 10-year Treasury yield during the reporting period dropped from 4.36% to 4.01%. For some time we have been hesitant to add long-term, fixed-rate loans to the portfolio given the low long-term rate environment. If the yield on the 10-year Treasury were to rise substantially, the value of long-term, fixed-rate loans would deteriorate substantially. As an alternative we have added adjustable rate loans, generally of shorter duration, to the portfolio. The adjustable rate loans typically use the one-month London Interbank Offering Rate (“LIBOR”) as their base rate. During the reporting period, the one-month LIBOR increased from 2.31% to 3.70%.

Portfolio Allocation

As a percentage of total assets on August 31, 2005

While the increase in the LIBOR increased the fund’s income from its adjustable rate loans, it also increased the fund’s interest expense. The fund continued to use leverage, or borrowing, during the period. The one-month LIBOR is the base rate for the borrowing used by the fund. As the one-month LIBOR increased, the interest expense of the fund increased. Keep in mind that the use of leverage increases interest-rate risk in the fund and will increase the volatility of the fund’s NAV and market price.

During the reporting period, 19 loans paid off with an unpaid principal balance of $66.1 million and a weighted average coupon of 7.16%, and 12 loans were purchased with an original principal balance of $50.9 million and a weighted average coupon of 6.10%. As of August 31, 2005, there are no multifamily or commercial loans in default. Prepayment penalties from loans that paid off during the reporting period amounted to $1,521,983.

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2005. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

During the reporting period, the fund paid 65.0 cents per share in dividends resulting in an annualized distribution yield of 7.83% based on the August 31, 2005, market price. The fund decreased its monthly dividend from 8.0 cents per share to 7.0 cents per share in February 2005. As of August 31, 2005, undistributed net investment income was 33.4 cents per share. This was the result of increased earnings in early July related to nonrecurring events. The fund declared a special dividend of 24.0 cents per share with an ex-dividend date of September 1, 2005.

Delinquent Loan Profile

The tables below show the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2005, based on the value outstanding.

Multifamily and commercial loans

Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%

CONCLUSION for ASP, BSP, CSP, SLA

As of this writing, the commercial real estate markets appear to have stabilized with occupancy levels increasing moderately over the past several months. However, rental income has not begun to improve in most markets. Sustained job growth at a level able to push occupancies substantially higher and foster rental growth has not occurred. An abundance of capital in the real estate debt markets makes the accumulation of appropriate loan products a challenge. In addition, the weaker real estate markets could lead to increased levels of default. We will continue to diligently manage the credit risk in the funds and feel that their current credit profiles are acceptable. We believe that as the U.S. economy improves there should be increased demand for space and that occupancy levels should rise. Furthermore, as occupancy levels rise there should be an increased ability to push rental rates higher.

As you are probably aware, the funds’ board of directors, in consultation with U.S. Bancorp Asset Management (“USBAM”), has decided not to pursue the previously proposed reorganization of the First American Mortgage Funds into the First American Strategic Real Estate Portfolio Inc., a specialty finance company that would elect to be taxed as a REIT. The board and USBAM are currently exploring other options, including the possibility of combining the First American Mortgage Funds.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any questions about the funds, please call us at 800.677.FUND.

Sincerely,

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

John Wenker
Managing Director, Head of Real Estate
U.S. Bancorp Asset Management, Inc.

Valuation of Investments

The fund’s investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at “fair value” according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, whole loan, participation mortgage, and mortgage servicing rights investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management (“USBAM”) to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly.

Financial STATEMENTS

Statements of Assets and Liabilities August 31, 2005

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Assets:
Investments in unaffiliated securities, at value (cost: $58,995,698, $249,987,479, $314,096,572, $170,948,175) (note 2)	$59,295,415	$241,826,199	$308,804,728	$171,797,800
Investment in affiliated money market fund, at value (cost: $944,201,$3,389,005, $11,092,832, $2,496,551) (note 3)	944,201	3,389,005	11,092,832	2,496,551
Real estate owned (cost: $0, $13,225,000, $0, $0) (note 2)	-	8,430,270	-	-
Cash	-	957,667	243,378	-
Receivable for accrued interest	274,805	349,451	756,006	842,334
Prepaid expenses	23,264	142,380	188,396	68,564
Other assets	16,371	360,038	198,850	16,862
Total assets	60,554,056	255,455,010	321,284,190	175,222,111
Liabilities:
Payable for reverse repurchase agreements (note 2)	8,026,702	60,529,932	62,488,970	30,064,820
Payable for investment advisory fees (note 3)	25,077	102,525	143,685	63,226
Bank overdraft	47,796	-	-	110,128
Payable for administrative fees (note 3)	11,054	41,083	54,526	30,582
Payable for interest expense	16,762	205,315	217,269	102,071
Payable for reorganization expenses (note 3)	45,275	181,452	229,841	138,376
Payable for professional fees	28,211	44,573	50,156	28,145
Payable for other expenses	70,115	79,679	54,780	42,530
Total liabilities	8,270,992	61,184,559	63,239,227	30,579,878
Net assets applicable to outstanding capital stock	$52,283,064	$194,270,451	$258,044,963	$144,642,233
Composition of net assets:
Capital stock and additional paid-in capital	$54,221,146	$207,236,709	$263,968,796	$139,930,119
Undistributed net investment income	3,093	1,333,868	730,825	3,494,687
Accumulated net realized gain (loss) on investments	(2,240,892)	(1,344,116)	(1,362,814)	367,802
Unrealized appreciation or depreciation of investments	299,717	(12,956,010)	(5,291,844)	849,625
Total–representing net assets applicable to capital stock	$52,283,064	$194,270,451	$258,044,963	$144,642,233
Net asset value and market price of capital stock:
Net assets outstanding	$52,283,064	$194,270,451	$258,044,963	$144,642,233
Shares outstanding (authorized 1 billion shares for each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$12.36	$12.15	$12.08	$13.57
Market price per share	$11.35	$11.57	$11.10	$12.45

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

Financial STATEMENTS continued

Statements of Operations

	American Strategic Income Portfolio		American Strategic Income Portfolio II
	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Three-Month Period Ended 8/31/05	Year Ended 5/31/05
Investment income:
Interest from unaffiliated securities	$2,379,794	$4,398,012	$4,333,559	$20,004,949
Dividends from unaffiliated securities	473,784	317,939	384,802	378,504
Dividends from affiliated money market fund	93,070	40,739	26,271	95,344
Total investment income	2,946,648	4,756,690	4,744,632	20,478,797
Expenses (note 3):
Investment advisory fees	203,511	305,839	268,221	1,222,501
Interest expense	164,989	147,139	596,459	1,306,396
Administrative fees	98,926	133,782	123,045	502,759
Custodian fees	7,970	10,702	9,844	40,430
Transfer agent fees	16,783	24,418	6,607	34,018
Listing fees	17,854	19,444	2,984	38,100
Postage and printing fees	21,383	31,563	19,613	58,878
Mortgage servicing fees	38,185	46,075	43,832	179,061
Directors' fees	6,264	8,825	8,265	11,689
Professional fees	43,120	34,622	39,114	113,550
Other expenses	10,748	9,869	2,316	80,597
Total expenses	629,733	772,278	1,120,300	3,587,979
Net investment income	2,316,915	3,984,412	3,624,332	16,890,818
Net realized and unrealized gains (losses) on investments (note 4):
Net realized gain on investments	58,003	295,555	26,208	1,229,106
Net change in unrealized appreciation or depreciation of investments	(874,358)	(704,969)	(3,990,486)	(10,543,368)
Net gain (loss) on investments	(816,355)	(409,414)	(3,964,278)	(9,314,262)
Net increase (decrease) in net assets resulting from operations	$1,500,560	$3,574,998	$(339,946)	$7,576,556

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

	American Strategic Income Portfolio III		American Select Portfolio
	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04
Investment income:
Interest from unaffiliated securities	$5,601,349	$25,090,472	$12,342,656	$13,612,656
Dividends from unaffiliated securities	609,200	539,054	226,828	6,948
Dividends from affiliated money market fund	61,322	144,910	99,831	27,123
Total investment income	6,271,871	25,774,436	12,669,315	13,646,727
Expenses (note 3):
Investment advisory fees	355,676	1,535,313	525,732	708,240
Interest expense	743,866	2,079,148	1,355,641	1,142,241
Administrative fees	161,713	649,745	262,866	354,120
Custodian fees	12,937	52,475	21,175	28,329
Transfer agent fees	8,952	30,441	21,098	29,193
Listing fees	3,016	39,026	25,926	28,180
Postage and printing fees	21,388	78,617	36,738	46,073
Mortgage servicing fees	55,029	248,577	108,654	146,054
Directors' fees	3,982	14,686	18,454	25,466
Professional fees	41,268	145,329	37,262	97,252
Other expenses	19,294	69,175	16,074	32,058
Total expenses	1,427,121	4,942,532	2,429,620	2,637,206
Net investment income	4,844,750	$20,831,904	10,239,695	11,009,521
Net realized and unrealized gains (losses) on investments (note 4):
Net realized gain on investments	514,206	1,856,772	1,518,160	331,712
Net change in unrealized appreciation or depreciation of investments	(2,099,636)	(6,889,418)	(246,923)	(3,180,143)
Net gain (loss) on investments	(1,585,430)	(5,032,646)	1,271,237	(2,848,431)
Net increase (decrease) in net assets resulting from operations	$3,259,320	$15,799,258	$11,510,932	$8,161,090

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

Financial STATEMENTS continued

Statements of Cash Flows

	American Strategic Income Portfolio		American Strategic Income Portfolio II
	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Three-Month Period Ended 8/31/05	Year Ended 5/31/05
Cash flows from operating activities:
Net increase/decrease in net assets resulting from operations	$1,500,560	$3,574,998	$(339,946)	$7,576,556
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,274,968)	(15,307,598)	(28,819,810)	(107,084,164)
Proceeds from paydowns and sales of investments	5,270,684	31,216,613	19,623,613	119,925,310
Net purchases/sales of short-term securities	8,271,691	(7,686,186)	(1,701,401)	1,319,191
Net amortization/accretion of bond discount and premium	(6,823)	319	1,744	6,778
Net change in unrealized appreciation or depreciation of investments	874,358	704,969	3,990,486	10,543,368
Net realized gain/loss on investments	(58,003)	(295,555)	(26,208)	(1,229,106)
Increase/decrease in accrued interest receivable	(26,321)	87,405	(74,109)	377,181
Increase/decrease in prepaid expenses	(23,264)	-	25,075	-
Increase/decrease in other assets	(7,037)	3,731	8,479	151,678
Increase/decrease in accrued fees and expenses	57,669	(11,405)	77,268	26,899
Net cash provided by (used in) operating activities	1,578,546	12,287,291	(7,234,809)	31,613,691
Cash flows from financing activities:
Net payments from/proceeds for reverse repurchase agreements	1,096,065	(8,674,363)	11,163,374	(13,679,828)
Distributions paid to shareholders	(2,718,250)	(3,667,671)	(3,836,578)	(16,545,245)
Net cash provided by (used in) in financing activities	(1,622,185)	(12,342,034)	7,326,796	(30,225,073)
Net increase/decrease in cash	(43,639)	(54,743)	91,987	1,388,618
Cash or bank overdraft at beginning of period	(4,157)	50,586	865,680	(522,938)
Cash or bank overdraft at end of period	$(47,796)	$(4,157)	$957,667	$865,680
Supplemental disclosure of cash flow information: Cash paid for interest	$147,611	$148,981	$523,074	$1,241,101
Noncash financing activities resulting from reinvested dividends	$-	$13,287	$-	$-

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

	American Strategic Income Portfolio III		American Select Portfolio
	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04
Cash flows from operating activities:
Net increase/decrease in net assets resulting from operations	$3,259,320	$15,799,258	$11,510,932	$8,161,090
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(42,918,780)	(154,018,920)	(64,191,377)	(25,297,558)
Proceeds from paydowns and sales of investments	47,572,058	169,798,056	72,752,975	32,976,750
Net purchases/sales of short-term securities	(9,920,270)	1,049,675	(852,296)	(297,060)
Net amortization/accretion of bond discount and premium	16,387	21,411	(59,830)	5,363
Net change in unrealized appreciation or depreciation of investments	2,099,636	6,889,418	246,923	3,180,143
Net realized gain/loss on investments	(514,206)	(1,856,772)	(1,518,160)	(331,712)
Increase/decrease in accrued interest receivable	(376,394)	649,994	4,166	169,476
Increase/decrease in prepaid expenses	22,166	-	(68,564)	-
Increase/decrease in other assets	171,270	155,367	32,719	(18,177)
Increase/decrease in accrued fees and expenses	95,979	(11,361)	103,048	71,478
Net cash provided by (used in) operating activities	(492,834)	38,476,126	17,960,536	18,619,793
Cash flows from financing activities:
Net payments from/proceeds for reverse repurchase agreements	3,931,132	(16,819,043)	(11,217,281)	(7,387,289)
Distributions paid to shareholders	(4,484,766)	(21,302,633)	(6,930,427)	(11,115,340)
Net cash provided by (used in) in financing activities	(553,634)	(38,121,676)	(18,147,708)	(18,502,629)
Net increase/decrease in cash	(1,046,468)	354,450	(187,172)	117,164
Cash or bank overdraft at beginning of period	1,289,846	935,396	77,044	(40,120)
Cash or bank overdraft at end of period	$243,378	$1,289,846	$(110,128)	$77,044
Supplemental disclosure of cash flow information: Cash paid for interest	$679,785	$1,952,420	$1,236,534	$1,130,043
Noncash financing activities resulting from reinvested dividends	$-	$-	$-	$-

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

Financial STATEMENTS continued

Statements of Changes in Net Assets

	American Strategic Income Portfolio			American Strategic Income Portfolio II
	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Year Ended 11/30/03	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Year Ended 5/31/04
Operations:
Net investment income	$2,316,915	$3,984,412	$3,761,772	$3,624,332	$16,890,818	$17,882,331
Net realized gain on investments	58,003	295,555	279,776	26,208	1,229,106	806,361
Net change in unrealized appreciation or depreciation of investments	(874,358)	(704,969)	(119,911)	(3,990,486)	(10,543,368)	(2,836,227)
Net increase (decrease) in net assets resulting from operations	1,500,560	3,574,998	3,921,637	(339,946)	7,576,556	15,852,465
Distributions to shareholders (note 2):
From net investment income	(2,648,649)	(3,680,958)	(3,680,357)	(3,836,578)	(16,545,245)	(18,204,555)
From return of capital	(69,601)	-	-	-	-	-
Total distributions	(2,718,250)	(3,680,958)	(3,680,357)	(3,836,578)	(16,545,245)	(18,204,555)
Capital share transactions (note 2):
Proceeds from shares issued from reinvested dividends	-	13,287 (1)	-	-	-	378,262 (2)
Total increase (decrease) in net assets	(1,217,690)	(92,673)	241,280	(4,176,524)	(8,968,689)	(1,973,828)
Net assets at beginning of period	53,500,754	53,593,427	53,352,147	198,446,975	207,415,664	209,389,492
Net assets at end of period	$52,283,064	$53,500,754	$53,593,427	$194,270,451	$198,446,975	$207,415,664
Undistributed net investment income	$3,093	$373,566	$90,382	$1,333,868	$1,546,114	$1,272,973

(1)  1,037 shares issued from reinvested dividends.

(2)  28,452 shares issued from reinvested dividends.

(3)  12,731 shares issued from reinvested dividends.

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

	American Strategic Income Portfolio III			American Select Portfolio
	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Year Ended 5/31/04	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Year Ended 11/30/03
Operations:
Net investment income	$4,844,750	$20,831,904	$22,150,828	$10,239,695	$11,009,521	$11,167,206
Net realized gain on investments	514,206	1,856,772	1,064,894	1,518,160	331,712	1,158,848
Net change in unrealized appreciation or depreciation of investments	(2,099,636)	(6,889,418)	(1,875,575)	(246,923)	(3,180,143)	(1,546,288)
Net increase (decrease) in net assets resulting from operations	3,259,320	15,799,258	21,340,147	11,510,932	8,161,090	10,779,766
Distributions to shareholders (note 2):
From net investment income	(4,484,766)	(21,302,633)	(23,960,300)	(6,930,427)	(11,115,340)	(11,461,860)
From return of capital	-	-	-	-	-	-
Total distributions	(4,484,766)	(21,302,633)	(23,960,300)	(6,930,427)	(11,115,340)	(11,461,860)
Capital share transactions (note 2):
Proceeds from shares issued from reinvested dividends	-	-	160,455 (3)	-	-	-
Total increase (decrease) in net assets	(1,225,446)	(5,503,375)	(2,459,698)	4,580,505	(2,954,250)	(682,094)
Net assets at beginning of period	259,270,409	264,773,784	267,233,482	140,061,728	143,015,978	143,698,072
Net assets at end of period	$258,044,963	$259,270,409	$264,773,784	$144,642,233	$140,061,728	$143,015,978
Undistributed net investment income	$730,825	$370,841	$946,558	$3,494,687	$185,419	$291,238

See accompanying Notes to Financial Statements.

2005 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS

(1) Organization	American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA") (the "funds") are registered under the Investment Company Act of 1940 (as amended) as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. In addition, the funds may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbols ASP, BSP, CSP, and SLA, respectively.

On June 22, 2005 the funds' board of directors approved a change in the funds' fiscal year-ends from May 31 to August 31 for BSP and CSP, and from November 30 to August 31 for ASP and SLA, effective with the fiscal period ended August 31, 2005 (the "fiscal period").

(2) Summary of Significant Accounting Policies	Security Valuations

Security valuations for the funds' investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by one or more independent pricing services that have been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

The funds' investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and

2005 Annual Report

First American Mortgage Funds

therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the funds' board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a U.S. Bancorp Asset Management, Inc. ("USBAM") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages and mortgage servicing rights are determined no less frequently than weekly. Although USBAM believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in negotiations between the funds and third parties.

As of August 31, 2005, ASP, BSP, CSP, and SLA had fair valued securities with values of $40,124,864, $205,437,930, $259,565,915, and $151,169,679, respectively, or 76.7%, 105.7%, 100.6%, and 104.5% of net assets, respectively.

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Whole Loans and Participation Mortgages

Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the funds generally will not be able to unilaterally enforce their rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

The funds do not record past due interest as income until received. The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss.

2005 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

At August 31, BSP had one loan representing 0.1% of net assets that was 120 or more days delinquent as to the timely monthly payment of principal and interest. This deliquency relates solely to a single family whole loan and represents 20.6% of the total single family loans and private mortgage-backed security's value outstanding at August 31, 2005. At August 31, 2005, no multifamily or commercial loans were delinquent.

At August 31, 2005, CSP had one loan representing 1.8% of net assets that was 120 or more days delinquent as to the timely monthly payment of principal and interest. This delinquency relates solely to a multifamily whole loan and represents 2.3% of total multifamily and commercial loans outstanding at August 31, 2005. At August 31, 2005, no single family or commercial loans were delinquent.

At August 31, 2005, no loans were 120 or more days delinquent in ASP or SLA.

Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The funds may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On August 31, 2005, BSP owned one apartment building with a value of $8,430,270, for a total of 4.3% of the fund's net assets. BSP did not receive any rental income or incur any expenses during the fiscal period. BSP did not hold any other real estate owned properties during the fiscal period ended August 31, 2005. BSP did not recognize any net realized gains (losses) during this same period.

On August 31, 2005, ASP, CSP, and SLA owned no real estate.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Reverse repurchase agreements may increase volatility of the funds' net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the funds, and are subject to the funds' overall restriction on borrowing under which each fund must maintain asset coverage of at least 300%. For the fiscal period ended August 31, 2005, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $7,286,559, $55,809,066, $70,190,737, and $48,826,599, respectively, and the weighted average interest rates paid by the funds on such borrowings were 2.82%, 4.18%, 4.29%, and 3.79%, respectively.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2005, the funds had no outstanding when-issued or forward-commitment securities.

Federal Taxes

The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

2005 Annual Report

First American Mortgage Funds

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to the timing of recognition of income on certain collateralized mortgage-backed securities, post-October losses and investments in REITs.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences related to investments in REITs and expiring capital loss carryovers, undistributed (distributions in excess of) net investment income and accumulated net realized gains (losses) have been increased (decreased), resulting in a net reclassification adjustment to paid-in capital by the following:

	American Strategic Income Portfolio	American Strategic Income Portfolio II
Undistributed net investment income	$30,862	$-
Accumulated net realized gains (losses)	38,739	1,266,343
Paid-in capital reduction	(69,601)	(1,266,343)

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the period that the income or realized gains or losses were recorded by the funds.

The tax character of distributions paid during the fiscal period ended August 31, 2005 and the fiscal years ended November 30, 2004 and 2003 were as follows:

	American Strategic Income Portfolio			American Select Portfolio
	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Year Ended 11/30/03	Nine-Month Period Ended 8/31/05	Year Ended 11/30/04	Year Ended 11/30/03
Distributions paid from ordinary income	$2,648,649	$3,680,958	$3,680,357	$6,930,427	$11,115,340	$11,461,860
Return of capital	69,601	-	-	-	-	-
Total	2,718,250	3,680,958	3,680,357	6,930,427	11,115,340	11,461,860

The tax character of distributions paid during the fiscal period ended August 31, 2005 and the fiscal years ended May 31, 2005 and 2004 were as follows:

	American Strategic Income Portfolio II			American Strategic Income Portfolio III
	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Year Ended 5/31/04	Three-Month Period Ended 8/31/05	Year Ended 5/31/05	Year Ended 5/31/04
Distributions paid from ordinary income	$3,836,578	$16,545,245	$18,204,555	$4,484,766	$21,302,633	$23,960,300

At August 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

	American Strategic Income Portfolio	American Strategic Income Portfolio II	American Strategic Income Portfolio III	American Select Portfolio
Undistributed ordinary income	$-	$1,333,868	$730,772	$3,494,687
Accumulated capital gains (losses)	(1,943,334)	(811,879)	(286,617)	1,356,052
Unrealized appreciation (depreciation)	5,253	(13,488,247)	(6,367,988)	(138,625)
Accumulated earnings (deficit)	$(1,938,081)	$(12,966,258)	$(5,923,833)	$4,712,114

2005 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated realized gains (losses) at August 31, 2005, is attributable to a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the funds are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' capital stock. Under each fund's plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

Repurchase Agreements and Other Short-Term Securities

For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Reclassifications

Certain amounts in the 2004 financial statements have been reclassified to conform to the 2005 presentation.

(3	) Expenses	Investment Advisory Fees

Pursuant to investment advisory agreements with each fund (each an "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the funds' assets and

2005 Annual Report

First American Mortgage Funds

furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the Agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund's average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee shall not exceed, in the aggregate, 1/12 of 0.725% of the respective fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the Agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fees, USBAM provides investment advice and, in general, conducts the management and investment activities of the funds.

The funds may invest in money market funds that are a series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to these funds and the related money market funds, USBAM will reimburse to each fund an amount equal to the investment advisory fees received from the related money market funds that are attributable to the assets of that fund. For financial statement purposes, this reimbursement is recorded as investment income.

Administrative Fees

USBAM serves as the funds' administrator pursuant to administration agreements between USBAM and each fund. Under these agreements, USBAM receives a monthly administrative fee from each fund in an amount equal to 0.25% of the fund's average weekly net assets. For its fee, USBAM provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as each fund's custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund's average weekly net assets. These fees are computed weekly and paid monthly.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

Proposed Reorganization Expenses

The funds previously filed a proxy statement/registration statement and took certain other steps in connection with a proposed reorganization of the funds into First American Strategic Real Estate Portfolio Inc., a specialty real estate finance company that would be taxed as a real estate investment trust. The Board of Directors, in consultation with USBAM, has decided not to pursue this proposed reorganization. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the funds (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational, and other meetings, and costs and expenses of accountants, attorneys, financial advisors, and other experts engaged in connection with the reorganization) were borne by ASP, BSP, CSP, and SLA (collectively, the

2005 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

"existing funds''). The funds as a group bore the first $3,400,000 of such expenses and, subject to certain exceptions, have shared equally with USBAM all transaction expenses in excess of $3,400,000. Such costs and expenses were allocated among the funds based on their relative net asset values. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters were borne by USBAM. The funds' portion of the costs and expenses related to the reorganization totaled approximately $4,000,000 through August 31, 2005.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: outside directors' fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

(4) Investment Security Transactions	Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal period ended August 31, 2005, were as follows:

	Cost of Purchases	Proceeds from Sales
American Strategic Income Portfolio	$14,274,968	$5,270,684
American Strategic Income Portfolio II	28,311,810	19,623,613
American Strategic Income Portfolio III	42,918,780	47,572,058
American Select Portfolio	64,191,377	72,752,975

Included in proceeds from sales for ASP, BSP, CSP, and SLA were $36,307, $32,000, $558,192, and $1,521,983, respectively, from prepayment penalties.

(5) Capital Loss Carryover	For federal income tax purposes, the funds had capital loss carryovers at August 31, 2005, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as as follows:

	Expiration
	2007	2008	2009	2010	2011	2012	2013
American Strategic Income Portfolio	$-	$911,242	$-	$737,067	$267,385	$-	$27,641
American Strategic Income Portfolio II	-	-	-	-	58,161	-	753,718
American Strategic Income Portfolio III	69,740	-	-	-	-	-	216,877

(6) Indemnifications	The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2005 Annual Report

First American Mortgage Funds

(7) Financial Highlights	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Strategic Income Portfolio

	Nine-Month Period Ended		Year Ended November 30,
	8/31/05		2004	2003	2002	2001	2000
Per-Share Data
Net asset value, beginning of period	$12.64		$12.67	$12.61	$12.63	$12.51	$12.35
Operations:
Net investment income	0.55		0.94	0.89	0.96	1.05	0.97
Net realized and unrealized gains (losses) on investments	(0.19)		(0.10)	0.04	0.05	0.13	0.15
Total from operations	0.36		0.84	0.93	1.01	1.18	1.12
Distributions to shareholders:
From net investment income	(0.62)		(0.87)	(0.87)	(1.03)	(1.06)	(0.96)
From return of capital	(0.02)		-	-	-	-	-
Total distributions	(0.64)		-	-	-	-	-
Net asset value, end of period	$12.36		$12.64	$12.67	$12.61	$12.63	$12.51
Market value, end of period	$11.35		$12.00	$12.80	$12.05	$12.79	$11.19
Selected Information
Total return, net asset value (a)	2.94	% (e)	6.85%	7.65%	8.32%	9.85%	9.55%
Total return, market value (b)	(0.14	)%(e)	0.48%	13.92%	2.32%	24.73%	6.68%
Net assets at end of period (in millions)	$52		$54	$54	$53	$53	$53
Ratio of expenses to average weekly net assets	1.59	% (d)	1.41%	2.00%	2.81%	2.70%	3.92%
Ratio of expenses to average weekly net assets excluding interest expense	1.17	% (d)	1.13%	1.39%	1.63%	1.34%	1.56%
Ratio of net investment income to average weekly net assets	5.85	% (d)	7.46%	7.08%	7.56%	8.25%	7.85%
Portfolio turnover rate	10%		26%	50%	18%	30%	32%
Amount of borrowings outstanding at end of period (in millions)	$8		$7	$16	$17	$22	$12
Per-share amount of borrowings outstanding at end of period	$1.90		$1.64	$3.69	$3.92	$5.19	$2.77
Per-share amount of net assets, excluding borrowings, at end of period	$14.48		$14.28	$16.36	$16.53	$17.82	$15.28
Asset coverage ratio (c)	751%		872%	443%	421%	343%	552%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

2005 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

(7) Financial Highlights continued	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Strategic Income Portfolio II

	Three-Month Period Ended		Year Ended May 31,
	8/31/05		2005	2004	2003	2002	2001
Per-Share Data
Net asset value, beginning of period	$12.41		$12.98	$13.12	$13.29	$13.06	$12.20
Operations:
Net investment income	0.23		1.06	1.12	1.12	1.13	1.06
Net realized and unrealized gains (losses) on investments	(0.25)		(0.59)	(0.12)	(0.15)	0.23	0.83
Total from operations	(0.02)		0.47	1.00	0.97	1.36	1.89
Distributions to shareholders:
From net investment income	(0.24)		(1.04)	(1.14)	(1.14)	(1.13)	(1.03)
Net asset value, end of period	$12.15		$12.41	$12.98	$13.12	$13.29	$13.06
Market value, end of period	$11.57		$12.00	$12.84	$13.70	$13.17	$12.30
Selected Information
Total return, net asset value (a)	0.17	% (e)	3.85%	7.95%	7.59%	10.66%	15.97%
Total return, market value (b)	(1.59	)%(e)	1.51%	2.16%	13.51%	16.94%	21.98%
Net assets at end of period (in millions)	$194		$198	$207	$209	$212	$208
Ratio of expenses to average weekly net assets	2.28	% (d)	1.78%	1.77%	2.99%	2.30%	3.37%
Ratio of expenses to average weekly net assets excluding interest expense	1.06	% (d)	1.13%	1.18%	1.68%	1.15%	1.19%
Ratio of net investment income to average weekly net assets	7.36	% (d)	8.40%	8.61%	8.52%	8.55%	8.45%
Portfolio turnover rate	8%		44%	34%	24%	46%	21%
Amount of borrowings outstanding at end of period (in millions)	$61		$49	$63	$73	$83	$70
Per-share amount of borrowings outstanding at end of period	$3.79		$3.09	$3.94	$4.55	$5.18	$4.37
Per-share amount of net assets, excluding borrowings, at end of period	$15.94		$15.50	$16.92	$17.67	$18.47	$17.43
Asset coverage ratio (c)	421%		502%	429%	388%	356%	399%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

2005 Annual Report

First American Mortgage Funds

(7) Financial Highlights continued	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Strategic Income Portfolio III

	Three-Month Period Ended		Year Ended May 31,
	8/31/05		2005	2004	2003	2002	2001
Per-Share Data
Net asset value, beginning of period	$12.14		$12.40	$12.52	$12.55	$12.37	$11.67
Operations:
Net investment income	0.23		0.98	1.04	1.07	1.08	1.02
Net realized and unrealized gains (losses) on investments	(0.08)		(0.24)	(0.04)	(0.05)	0.15	0.70
Total from operations	0.15		0.74	1.00	1.02	1.23	1.72
Distributions to shareholders:
From net investment income	(0.21)		(1.00)	(1.12)	(1.05)	(1.05)	(1.02)
Net asset value, end of period	$12.08		$12.14	$12.40	$12.52	$12.55	$12.37
Market value, end of period	$11.10		$11.79	$12.00	$12.67	$12.43	$11.88
Selected Information
Total return, net asset value (a)	1.67	% (e)	6.31%	8.31%	8.44%	10.29%	15.28%
Total return, market value (b)	(4.09	)%(e)	6.64%	3.49%	11.01%	14.04%	23.05%
Net assets at end of period (in millions)	$258		$259	$265	$267	$268	$264
Ratio of expenses to average weekly net assets	2.21	% (d)	1.90%	1.68%	2.85%	2.30%	3.43%
Ratio of expenses to average weekly net assets excluding interest expense	1.06	% (d)	1.12%	1.13%	1.71%	1.15%	1.16%
Ratio of net investment income to average weekly net assets	7.49	% (d)	8.01%	8.32%	8.55%	8.68%	8.44%
Portfolio turnover rate	13%		48%	44%	20%	42%	23%
Amount of borrowings outstanding at end of period (in millions)	$62		$59	$75	$63	$99	$72
Per-share amount of borrowings outstanding at end of period	$2.93		$2.74	$3.53	$2.93	$4.66	$3.39
Per-share amount of net assets, excluding borrowings, at end of period	$14.82		$14.88	$15.93	$15.45	$17.21	$15.76
Asset coverage ratio (c)	513%		543%	451%	527%	369%	465%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

2005 Annual Report

First American Mortgage Funds

Notes to Financial STATEMENTS continued

(7) Financial Highlights continued	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

American Select Portfolio

	Nine-Month Period Ended		Year Ended November 30,
	8/31/05		2004	2003	2002	2001	2000
Per-Share Data
Net asset value, beginning of period	$13.14		$13.41	$13.48	$13.38	$12.85	$12.67
Operations:
Net investment income	0.96		1.03	1.05	1.13	1.13	1.01
Net realized and unrealized gains (losses) on investments	0.12		(0.26)	(0.04)	0.17	0.47	0.18
Total from operations	1.08		0.77	1.01	1.30	1.60	1.19
Distributions to shareholders:
From net investment income	(0.65)		(1.04)	(1.08)	(1.20)	(1.07)	(1.01)
Net asset value, end of period	$13.57		$13.14	$13.41	$13.48	$13.38	$12.85
Market value, end of period	$12.45		$12.79	$13.64	$12.86	$13.54	$11.50
Selected Information
Total return, net asset value (a)	8.47	% (e)	5.97%	7.72%	10.13%	12.83%	9.87%
Total return, market value (b)	2.61	% (e)	1.44%	14.92%	3.91%	28.22%	7.49%
Net assets at end of period (in millions)	$145		$140	$143	$144	$143	$137
Ratio of expenses to average weekly net assets	2.31	% (d)	1.87%	2.05%	2.82%	3.02%	3.55%
Ratio of expenses to average weekly net assets excluding interest expense	1.02	% (d)	1.06%	1.18%	1.47%	1.02%	1.14%
Ratio of net investment income to average weekly net assets	9.77	% (d)	7.79%	7.79%	8.41%	8.56%	7.98%
Portfolio turnover rate	35%		13%	38%	31%	28%	44%
Amount of borrowings outstanding at end of period (in millions)	$30		$41	$49	$29	$47	$46
Per-share amount of borrowings outstanding at end of period	$2.82		$3.87	$4.57	$2.67	$4.44	$4.28
Per-share amount of net assets, excluding borrowings, at end of period	$16.39		$17.01	$17.98	$16.15	$17.82	$17.13
Asset coverage ratio (c)	581%		439%	394%	604%	401%	401%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Annualized.

(e)  Total return has not been annualized.

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS

American Strategic Income Portfolio  August 31, 2005

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities - 17.4%
Fixed Rate - 17.4%
FHLMC, 5.50%, 1/1/18 (b)		$1,074,389	$1,107,716	$1,097,220
FHLMC, 9.00%, 7/1/30		227,458	233,469	246,223
FNMA, 6.00%, 10/1/16 (b)		584,397	595,668	602,840
FNMA, 5.00%, 7/1/18 (b)		2,343,650	2,340,348	2,359,774
FNMA, 6.50%, 6/1/29 (b)		279,263	277,384	288,602
FNMA, 7.50%, 3/1/30		509,353	501,110	537,605
FNMA, 7.50%, 5/1/30 (b)		66,409	64,188	70,415
FNMA, 8.00%, 5/1/30 (b)		20,401	20,145	21,791
FNMA, 6.00%, 5/1/31 (b)		515,758	518,659	528,425
FNMA, 6.50%, 11/1/31 (b)		321,884	328,946	332,445
FNMA, 5.50%, 7/1/33 (b)		2,981,466	2,946,163	3,010,357
Total U.S. Government Agency Mortgage-Backed Securities			8,933,796	9,095,697
Whole Loans and Participation Mortgages (c,d) - 76.7%
Commercial Loans - 32.9%
Advance Self Storage, Lincoln, NE, 9.13%, 12/1/05	11/29/00	1,196,236	1,196,236	1,196,236
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	01/01/05	895,783	895,782	940,572
Dixie Highway, Pompano Beach, FL, 6.93%, 9/1/11	08/31/04	838,886	838,886	880,830
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12	09/09/02	1,728,677	1,728,677	1,815,111
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12	05/11/04	2,064,558	2,064,558	2,167,786
Metro Center, Albuquerque, NM, 5.20%, 5/1/09	04/07/04	2,586,977	2,586,977	2,617,351
Murphy Industrial Building, Irvine, CA, 5.38%, 10/1/07 (f)	09/29/04	1,450,000	1,450,000	1,483,688
Orchard Commons, Englewood, CO, 8.75%, 4/1/11	03/28/01	989,881	989,881	1,039,375
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11	01/06/03	1,564,238	1,564,238	1,094,966
Schendel Office Building, Beaverton, OR, 8.20%, 10/1/07	09/30/97	987,996	987,996	994,600
Stephens Center, Missoula, MT, 6.38%, 9/1/10	08/21/03	1,356,988	1,356,988	1,424,837
Voit Office Building, Orange, CA, 8.13%, 9/1/08	08/17/01	1,501,271	1,501,271	1,546,309
			17,161,490	17,201,661
Multifamily Loans - 41.4%
712 S. Westlake Apartments, Los Angeles, CA, 5.99%, 7/1/07 (f)	06/03/05	1,800,000	1,800,000	1,836,000
756 S. Normandie, Los Angeles, CA, 6.09%, 8/1/07 (f)	07/28/05	1,575,000	1,575,000	1,606,500
Applewood Manor, Duluth, MN, 8.63%, 1/1/08	12/23/93	612,618	609,555	630,996
Bay Villas, St. Petersburg, FL, 6.23%, 4/1/07 (f)	04/01/05	2,500,000	2,500,000	2,500,000
Cascade Village, Cascade Township, MI, 5.25%, 12/1/09 (f)	11/23/04	1,600,000	1,600,000	1,626,557
Charleston Plaza Apartments, Las Vegas, NV, 7.38%, 7/1/08	04/01/04	1,396,239	1,396,239	1,438,126
Franklin Woods Apartments, Franklin, NH, 6.00%, 3/1/10	02/24/95	968,712	966,092	992,037
Hunt Club Apartments, Waco, TX, 5.68%, 7/1/11	06/03/04	1,223,933	1,223,933	1,269,406
Park Hollywood, Portland, OR, 7.38%, 6/1/12	05/31/02	1,143,333	1,143,333	1,200,499
Rush Oaks Apartments, LaPorte, TX, 7.78%, 12/1/07	11/26/97	480,325	480,325	494,735
Steel Lake Apartments, Federal Way, WA, 5.74%, 6/1/08 (f)	05/31/05	3,985,000	3,985,000	4,024,850
Vanderbilt Condominiums, Austin, TX, 8.04%, 10/1/09	09/29/99	1,130,424	1,130,424	1,186,946
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 7.25%, 3/1/06 (f)	02/21/03	1,900,000	1,900,000	1,647,854
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 9.88%, 3/1/06 (f)	02/21/03	350,000	350,000	245,000
Woodland Garden Apartments, Arlington, WA, 7.38%, 9/1/08	08/26/98	979,358	979,358	962,571
			21,639,259	21,662,077
Single Family Loans - 2.4%
Aegis, 1 loan, Massachussets, 10.00%, 3/26/10	10/26/95	47,514	44,887	48,940
Aegis II, 2 loans, midwestern United States, 9.66%, 1/28/14	12/28/95	30,565	28,005	31,482
American Portfolio, 1 loan, California, 4.88%, 10/18/15	07/18/95	25,546	24,335	24,116
Anivan, 1 loan, Maryland, 5.19%, 4/14/12	06/14/96	98,707	99,346	93,445
Bank of New Mexico, 2 loans, New Mexico, 6.23%, 3/31/10	03/01/04	76,681	75,257	74,026
Bluebonnet Savings and Loan, 7 loans, Texas, 6.66%, 8/31/10	05/22/92	187,778	172,037	183,963
Bluebonnet Savings and Loan II, 1 loan, Texas, 11.50%, 8/31/10	05/22/92	7,386	7,237	7,106
CLSI Allison Williams, 3 loans, Texas, 9.38%, 8/1/17	02/28/92	39,481	36,313	39,621

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio (Continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Cross Roads Savings and Loan, 1 loan, Oklahoma, 6.25%, 1/1/21	01/07/92	$39,917	$37,750	$40,702
Cross Roads Savings and Loan II, 3 loans, Oklahoma, 8.34%, 1/1/21	01/07/92	55,522	52,215	56,809
Fairbanks, 1 loan, Utah, 5.50%, 9/23/15	05/21/92	22,694	19,262	20,861
First Boston Mortgage Pool, 5 loans, United States, 9.04%, 11/5/07	06/23/92	59,410	48,557	61,083
Huntington MEWS, 1 loan, New Jersey, 9.00%, 8/1/17	01/22/92	39,686	34,261	40,876
Knutson Mortgage Portfolio I, 3 loans, midwestern United States, 9.37%, 8/1/17	02/26/92	177,773	169,636	183,106
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 9/30/12	09/09/92	48,392	45,972	49,843
Nomura III, 5 loans, midwestern United States, 8.20%, 4/29/17	09/29/95	157,363	142,247	149,674
Rand Mortgage Corporation, 2 loans, Texas, 9.50%, 8/1/17	07/01/02	68,062	55,833	70,104
Salomon II, 2 loans, midwestern United States, 9.34%, 11/23/14	12/23/94	76,586	66,663	78,883
Valley Bank of Commerce, 2 loans, New Mexico, 9.01%, 8/31/10	05/07/92	6,343	5,396	6,486
			1,165,209	1,261,126
Total Whole Loans and Participation Mortgages			39,965,958	40,124,864
Preferred Stocks - 19.3%
Real Estate Investment Trusts - 19.3%
AMB Property, Series L		14,500	359,755	364,675
AMB Property, Series M		5,600	139,850	141,792
BRE Properties, Series B		20,500	539,150	548,580
BRE Properties, Series C		400	10,216	10,064
BRE Properties, Series D		400	10,180	10,163
Capital Automotive		20,030	501,450	510,765
CarrAmerica Realty Corp., Series E		18,900	488,145	485,730
Developers Diversified Realty, Series E		13,000	338,650	337,740
Developers Diversified Realty, Series H		3,850	100,483	98,598
Developers Diversified Realty, Series I		3,800	100,450	97,508
Duke Realty Corp., Series J		2,100	52,246	53,046
Duke Realty Corp., Series K		6,200	152,826	155,682
Duke Realty Corp., Series L		12,000	302,160	302,880
Equity Office Properties Trust, Series G		20,500	553,847	539,355
Equity Residential Properties, Series D		1,600	42,553	43,008
Equity Residential Properties, Series N		20,100	500,946	512,148
Federal Realty Investment Trust		22,000	580,483	572,660
Health Care Properties, Series E		10,500	274,759	271,950
Health Care Properties, Series F		10,700	278,312	277,665
HRPT Properties Trust, Series A		8,400	225,120	216,048
HRPT Properties Trust, Series B		14,000	364,477	369,740
Kimco Realty, Series F		19,400	500,619	500,326
New Plan Excel Realty Trust, Series E		600	15,924	15,756
Post Properties, Inc., Series B		17,800	468,112	456,748
Prologis Trust, Series F		6,700	167,835	171,185
Prologis Trust, Series G		13,200	330,984	336,600
PS Business Park, Series D		11,500	308,161	300,265
PS Business Park, Series F		10,500	276,103	277,922
Public Storage, Series A		6,000	144,291	148,620
Public Storage, Series X		3,000	74,330	75,540
Public Storage, Series Z		11,500	282,309	285,545
Realty Income Corp., Series D		20,500	546,185	535,460
Regency Centers Corp., Series D		20,500	543,955	526,850
Vornado Realty Trust, Series E		4,800	121,338	125,088
Vornado Realty Trust, Series F		7,800	199,340	198,432
Vornado Realty Trust, Series G		8,000	200,400	200,720
Total Preferred Stocks			10,095,944	10,074,854
Total Investments in Unaffiliated Securities			58,995,698	59,295,415

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio (Continued)

Description of Security	Shares	Cost	Value (a)
Affiliated Money Market Fund (e) - 1.8%
First American Prime Obligations Fund, Class Z	944,201	$944,201	$944,201
Total Investments in Securities (g) - 115.2%		$59,939,899	$60,239,616

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2005, securities valued at $8,311,868 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate		Due	Accrued Interest	Name of wBroker and Description of Collateral
$8,026,702	8/11/05	3.58	%*	9/12/05	$16,762	(1)

*  Interest rate as of August 31, 2005. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
FHLMC, 5.50%, 1/1/18, $1,074,389 par
FNMA, 6.00%, 10/1/16, $584,397 par
FNMA, 5.00%, 7/1/18, $2,343,650 par
FNMA, 6.50%, 6/1/29, $279,263 par
FNMA, 7.50%, 5/1/30, $66,409 par
FNMA, 8.00%, 5/1/30, $20,401 par
FNMA, 6.00%, 5/1/31, $515,758 par
FNMA, 6.50%, 11/1/31, $321,884 par
FNMA, 5.50%, 7/1/33, $2,981,466 par

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $10,000,000 lending commitment.

(c)  Interest rates on commercial and multifamily loans are the rates in effect as of August 31,2005. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31,2005.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2005, the total value of fair valued securities was $40,124,864 or 76.7% of net assets. See note 2 in Notes to Financial Statements.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as the advisor for the fund. See note 3 in Notes to Financial Statements.

(f)  Interest only – Represents the securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents the coupon rate in effect as of August 31,2005.

(g)  On August 31, 2005, the cost of investments in securities for federal income tax purposes was $60,234,363. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$958,086
Gross unrealized depreciation	(952,833)
Net unrealized appreciation	$5,253

Abbreviations:

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS

American Strategic Income Portfolio II  August 31, 2005

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities (b) - 6.3%
Fixed Rate - 6.3%
FHLMC, 5.50%, 1/1/18		$5,730,074	$5,907,817	$5,851,839
FHLMC, 9.00%, 7/1/30		379,096	389,115	410,371
FNMA, 6.00%, 10/1/16		458,596	461,114	473,069
FNMA, 5.50%, 6/1/17		484,004	486,445	494,439
FNMA, 5.00%, 9/1/17		796,302	798,429	802,768
FNMA, 5.00%, 11/1/17		1,540,195	1,548,392	1,552,701
FNMA, 6.50%, 6/1/29		1,861,756	1,849,225	1,924,013
FNMA, 7.50%, 4/1/30		155,990	150,763	165,397
FNMA, 7.50%, 5/1/30		239,074	231,079	253,493
FNMA, 8.00%, 5/1/30		73,446	72,521	78,449
FNMA, 8.00%, 6/1/30		301,452	297,656	321,987
Total U.S. Government Agency Mortgage-Backed Securities			12,192,556	12,328,526
Corporate Note (d,e) - 2.7%
Adjustable Rate - 2.7%
Stratus Properties, 6.90%, 1/1/08	06/14/01	5,000,000	5,000,000	5,150,000
Private Mortgage-Backed Security (d,f) - 0.1%
Fixed Rate - 0.1%
RFC 1997-NPC1, 8.31%, 8/27/23	08/01/05	222,242	222,990	228,909
Whole Loans and Participation Mortgages (c,d) - 103.0%
Commercial Loans - 38.1%
1336 and 1360 Energy Park Drive, St. Paul, MN, 7.55%, 10/1/08 (b)	09/29/98	2,641,895	2,641,895	2,747,571
5555 East Van Buren, Phoenix, AZ, 5.68%, 7/1/11 (b) (g)	06/23/04	6,500,000	6,500,000	6,735,489
Bigelow Office Building, Las Vegas, NV, 8.88%, 4/1/07 (b)	03/31/97	1,215,004	1,215,004	1,239,305
Cypress Point Office Park I, Tampa, FL, 5.30%, 6/1/09 (b)	05/19/04	4,631,320	4,631,320	4,704,138
Cypress Point Office Park II, Tampa, FL, 5.30%, 7/1/09 (b)	05/19/04	4,499,595	4,499,595	4,570,342
Gardenswartz Plaza, Santa Fe, NM, 7.40%, 5/1/07 (b)	04/02/02	2,524,536	2,524,536	2,549,782
Glen Lakes Health Plaza, Austin, TX, 5.40%, 2/1/07 (b)	01/15/04	3,682,111	3,682,111	3,749,247
Hadley Avenue Business Center, Oakdale, MN, 8.38%, 1/1/11 (b)	12/14/00	2,314,409	2,314,409	2,430,129
Hillside Office Park, Elk River, MN, 7.63%, 8/1/08	07/09/98	878,387	878,387	913,522
Katy Plaza II, Houston, TX, 9.88%, 1/1/06 (g)	01/01/04	1,785,892	1,785,892	1,648,424
La Posada & Casitas I, Tuscon, AZ, 7.93%, 11/1/05 (g)	11/02/01	5,680,000	5,680,000	5,680,000
LaCosta Centre, Austin, TX, 5.20%, 3/1/09 (b)	02/27/04	4,572,793	4,572,793	4,623,167
Minikahda Mini Storage III, St. Paul, MN, 8.62%, 8/1/09 (b)	09/16/99	3,866,427	3,866,427	4,059,748
Minikahda Mini Storage V, St. Paul, MN, 8.75%, 9/1/09 (b)	07/02/01	2,128,038	2,128,038	2,234,439
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 (b)	09/17/03	1,604,566	1,604,566	1,684,794
PennMont Office Plaza, Albuquerque, NM, 6.88%, 5/1/06 (b)	04/30/01	1,290,330	1,290,330	1,303,233
Rapid Park Parking Lot, Minneapolis, MN, 5.15%, 11/1/07 (b)	08/07/97	3,800,637	3,800,637	3,866,768
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12 (b)	06/28/02	2,616,385	2,616,385	2,747,205
Rimrock Plaza, Billings, MT, 7.65%, 12/1/08 (b)	12/02/98	2,887,672	2,887,672	2,974,302
Stevenson Office Building, Port Orchard Cinema, Jensen Industrial Building- Stevenson, Port Orchard, and Arlington, WA, 7.88%, 2/1/09 (b)	01/21/99	2,717,184	2,717,184	2,825,871
Sundance Plaza, Colorado Springs, CO, 7.13%, 11/1/08	10/29/98	488,198	488,198	504,732
Woodmen Corporate Center, Colorado Springs, CO, 6.28%, 9/1/08 (g)	08/08/05	9,950,000	9,950,000	10,232,023
			72,275,379	74,024,231
Multifamily Loans - 64.3%
Adelphi Springs Apartments, Adelphi, MD, 9.93%, 3/1/09 (g)	06/27/03	5,084,592	5,084,592	4,442,120
Alexan at Crescent Place, Riverview, FL, 10.93%, 4/1/08	03/31/05	7,000,000	7,000,000	7,184,778
Ashley Place Apartments I, New Port Richey, FL, 5.78%, 3/31/08 (b) (g)	03/31/05	6,500,000	6,500,000	6,659,250
Ashley Place Apartments II, New Port Richey, FL, 10.88%, 3/31/08 (g)	03/31/05	320,000	320,000	328,114

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio II (Continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Autumnwood, Southern Woods, Hinton Hollow, Knoxville, TN, 7.68%, 6/1/09 (b)	05/24/02	$7,060,093	$7,060,093	$7,342,497
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13 (b)	06/05/03	4,059,432	4,059,432	3,307,116
Deering Manor, Nashwauk, MN, 7.98%, 12/8/22	12/08/92	1,003,912	993,873	943,310
Glenoaks Apartments, Glendale, CA, 5.60%, 2/1/08 (g)	01/13/05	6,850,000	6,850,000	5,998,773
Highland Ridge & Highland Glen Apartments, Oklahoma City, OK, 14.90%, 10/1/08 (g)	09/30/04	3,850,000	3,850,000	2,947,392
Misty Woods/Riverfall Square I, Arlington and Dallas, TX, 5.43%, 8/1/06 (b) (g)	07/23/03	7,966,000	7,966,000	5,576,200
Misty Woods/Riverfall Square II, Arlington and Dallas, TX, 9.88%, 8/1/06 (g)	07/23/03	1,591,000	1,591,000	1,113,700
Oakton Terrace Apartments, Adelphi, MD, 9.88%, 8/1/11 (g)	06/27/03	670,141	670,141	607,439
Park Hampshire Apartments, Adelphi, MD, 9.90%, 1/1/13 (g)	06/27/03	3,111,280	3,111,280	2,846,576
RP - Plaza Development, Oxnard, CA, 5.99%, 3/1/10 (g)	02/23/05	5,000,000	5,000,000	5,132,100
Scottsdale Park Place, Scottsdale, AZ, 5.68%, 11/1/07 (g)	10/29/04	4,483,142	4,483,142	4,483,142
Seven Oaks Apartments, Garland, TX, 12.93%, 8/1/09 (g)	07/15/04	6,144,000	6,144,000	5,667,967
Southridge Apartments, Austin, TX, 8.43%, 4/1/09 (b)	03/22/02	7,489,541	7,489,541	5,242,679
Spring Lake Apartments I, Anaheim, CA, 5.52%, 3/1/07 (b) (g)	02/23/05	7,000,000	7,000,000	7,121,940
Spring Lake Apartments II, Anaheim, CA, 9.88%, 3/1/07 (g)	02/23/05	600,000	600,000	544,417
Summit Chase Apartments I, Coral Springs, FL, 6.09%, 7/1/07 (g)	07/07/05	12,670,000	12,670,000	12,144,195
Summit Chase Apartments II, Coral Springs, FL, 10.00%, 5/1/06 (g)	07/07/05	2,534,000	2,534,000	2,289,884
Sussex Club Apartments I, Athens, GA, 6.68%, 5/1/06 (b) (g)	04/08/03	9,798,000	9,798,000	8,557,350
Sussex Club Apartments II, Athens, GA, 11.88%, 5/1/06 (g)	04/08/03	612,000	612,000	612,000
Timber Ridge Apartments, Houston, TX, 9.88%, 8/1/13 (g)	04/23/02	500,000	500,000	474,219
Tremont Towers, Houston, TX, 6.56%, 5/1/07 (g)	04/05/05	13,734,822	13,734,822	13,734,822
Vista Bonita Apartments, Denton, TX, 5.87%, 4/1/08 (b)	03/04/05	2,790,512	2,790,512	2,855,065
Winterland Apartments I, Grand Forks, ND, 9.23%, 7/1/12	06/06/97	556,097	556,097	583,902
Winterland Apartments II, Grand Forks, ND, 9.23%, 7/1/12	06/06/97	1,065,852	1,065,852	1,119,145
Woodside Village Apartments I, Midwest City, OK, 5.40%, 10/1/06 (b) (g)	09/22/03	4,210,000	4,210,000	4,294,200
Woodside Village Apartments II, Midwest City, OK, 9.88%, 10/1/06 (g)	09/22/03	947,000	947,000	827,741
			135,191,377	124,982,033
Single Family Loans - 0.6%
Merchants Bank, 6 loans, Vermont, 10.48%, 12/1/20	12/18/92	158,581	159,885	163,314
Neslund Properties, 31 loans, Minnesota, 9.88%, 2/1/23	01/27/93	472,348	470,002	486,518
PHH U.S. Mortgage, 4 loans, United States, 8.65%, 1/1/12 (f)	12/30/92	463,935	451,467	402,925
			1,081,354	1,052,757
Total Whole Loans and Participation Mortgages			208,548,110	200,059,021
Preferred Stocks - 12.4%
Real Estate Investment Trusts - 12.4%
AMB Property, Series L		62,000	1,583,757	1,559,300
AMB Property, Series M		14,360	367,561	363,595
BRE Properties, Series C		62,000	1,560,500	1,559,920
BRE Properties, Series D		18,148	457,466	461,073
Capital Automotive		28,710	715,750	732,105
CarrAmerica Realty Corp., Series E		71,974	1,868,428	1,849,732
Developers Diversified Realty, Series H		59,700	1,537,529	1,528,917
Developers Diversified Realty, Series I		31,600	823,427	810,856
Duke Realty Corp., Series J		38,244	974,588	966,043
Duke Realty Corp., Series K		43,000	1,081,863	1,079,730
Duke Realty Corp., Series L		12,000	302,160	302,880
Equity Residential Properties, Series N		75,000	1,897,834	1,911,000
Health Care Properties, Series E		10,000	257,000	259,000
Prologis Trust, Series F		35,120	892,477	897,316
Prologis Trust, Series G		43,190	1,098,075	1,101,345
PS Business Parks, Inc., Series H		35,000	868,036	876,750
PS Business Parks, Inc., Series I		20,000	485,577	492,000
PS Business Parks, Inc., Series M		43,180	1,077,682	1,086,409
Public Storage, Series A		40,000	977,346	990,800

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio II (Continued)

Description of Security	Shares	Cost	Value (a)
Public Storage, Series E	15,000	$377,550	$384,150
Public Storage, Series X	20,000	502,366	503,600
Public Storage, Series Z	20,000	497,779	496,600
Regency Centers Corp., Series C	50,000	1,245,000	1,245,000
Regency Centers Corp., Series D	36,888	962,795	948,022
Vornado Realty Trust, Series F	65,000	1,611,277	1,653,600
Total Preferred Stocks		24,023,823	24,059,743
Total Investments in Unaffiliated Securities		249,987,479	241,826,199
Affiliated Money Market Fund (h) - 1.7%
First American Prime Obligations Fund, Class Z	3,389,005	3,389,005	3,389,005
Total Investments in Securities (i) - 126.2%		$253,376,484	$245,215,204

Notes to Schedule of Investments:
(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2005, securities valued at $118,330,353 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$37,500,000	8/1/05	4.41%	9/1/05	$142,366	(1)
12,000,000	8/5/05	4.44%	9/1/05	39,915	(1)
11,029,932	8/11/05	3.58%	9/12/05	23,034	(2)
$60,529,932				$205,315

*  Interest rate as of August 31, 2005. Rates are based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
1336 and 1360 Energy Park Drive, 7.55%, 10/1/08, $2,641,895 par
5555 East Van Buren, 5.68%, 7/1/11, $6,500,000 par
Ashley Place Apartments I, 5.78%, 3/31/08, $6,500,000 par
Autumnwood, Southern Woods, Hinton Hollow, 7.68%, 6/1/09, $7,060,093 par
Bigelow Office Building, 8.88%, 4/1/07, $1,215,004 par
Chardonnay Apartments, 6.40%, 7/1/13, $4,059,432 par
Cypress Point Office Park I, 5.30%, 6/1/09, $4,631,320 par
Cypress Point Office Park II, 5.30%, 7/1/09, $4,499,595 par
Gardenswartz Plaza, 7.40%, 5/1/07, $2,524,536 par
Glen Lakes Health Plaza, 5.40%, 2/1/07, $3,682,111 par
Hadley Avenue Business Center, 8.38%, 1/1/11, $2,314,409 par
Misty Woods/Riverfall Square I, 5.43%, 8/1/06, $7,966,000 par
LaCosta Centre, 5.20%, 3/1/09, $4,572,793 par
Minikahda Mini Storage III, 8.62%, 8/1/09, $3,866,427 par
Minikahda Mini Storage V, 8.75%, 9/1/09, $2,128,038 par
Oak Knoll Village Shopping Center, 6.73%, 10/1/13, $1,604,566 par
PennMont Office Plaza, 6.88%, 5/1/06, $1,290,330 par
Rapid Park Parking Lot, 5.15%, 11/1/07, $3,800,637 par
Redwood Dental Building, 7.40%, 7/1/12, $2,616,385 par
Rimrock Plaza, 7.65%, 12/1/08, $2,887,672 par
Southridge Apartments, 8.43%, 4/1/09, $7,489,541 par
Spring Lake Apartments I, 5.52%, 3/1/07, $7,000,000 par
Stevenson Office Building, Port Orchard Cinema, Jensen Industrial Building, 7.88%, 2/1/09, $2,717,184 par
Sussex Club Apartments I, 6.68%, 5/1/06, $9,798,000 par
Vista Bonita Apartments, 5.87%, 4/1/08, $2,790,512 par
Woodside Village Apartments I, 5.40%, 10/1/06, $4,210,000 par

2005 Annual Report

First American Mortgage Funds

  (2)  Morgan Stanley:
FHLMC, 5.50%, 1/1/18, $5,730,074 par
FHLMC, 9.00%, 7/1/30, $379,096 par
FNMA, 6.00%, 10/1/16, $458,596 par
FNMA, 5.50%, 6/1/17, $484,004 par
FNMA, 5.00%, 9/1/17, $796,302 par
FNMA, 5.00%, 11/1/17, $1,540,195 par
FNMA, 6.50%, 6/1/29, $1,861,756 par
FNMA, 7.50%, 4/1/30, $155,990 par
FNMA, 7.50%, 5/1/30, $239,074 par
FNMA, 8.00%, 5/1/30, $73,446 par
FNMA, 8.00%, 6/1/30, $301,452 par

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $70,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $70,000,000 lending commitment.

(c)  Interest rates on commercial and multifamily loans are the rates in effect as of August 31, 2005. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2005.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2005, the total value of fair valued securities was $205,437,930 or 105.7% of net assets. See note 2 in Notes to Financial Statements.

(e)  Variable Rate Security – The rate shown is the rate in effect as of August 31, 2005.

(f)  Security or a portion of this security is deliquent as of August 31, 2005.

(g)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents the coupon rate in effect as of August 31, 2005.

(h)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

(i)  On August 31, 2005, the cost of investments in securities, including real estate owned for federal income tax purposes was $267,133,721. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$2,982,313
Gross unrealized depreciation	(16,470,560)
Net unrealized depreciation	$(13,488,247)

Abbreviations:

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS

American Strategic Income Portfolio III  August 31, 2005

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities (b) - 5.0%
Fixed Rate - 5.0%
FHLMC, 5.50%, 1/1/18		$5,730,074	$5,907,817	$5,851,839
FHLMC, 9.00%, 7/1/30		530,734	544,760	574,520
FNMA, 6.00%, 10/1/16		458,596	461,114	473,069
FNMA, 5.50%, 2/1/17		859,805	857,737	878,618
FNMA, 5.50%, 6/1/17		484,004	486,445	494,439
FNMA, 5.00%, 9/1/17		796,302	798,429	802,768
FNMA, 5.00%, 11/1/17		1,540,195	1,548,392	1,552,701
FNMA, 6.50%, 6/1/29		1,303,229	1,294,457	1,346,809
FNMA, 7.50%, 4/1/30		139,806	135,122	148,237
FNMA, 7.50%, 5/1/30		239,074	231,079	253,493
FNMA, 8.00%, 5/1/30		73,446	72,521	78,449
FNMA, 8.00%, 6/1/30		271,307	267,890	289,788
Total U.S. Government Agency Mortgage-Backed Securities			12,605,763	12,744,730
Private Mortgage-Backed Security (d) - 0.0%
Fixed Rate - 0.0%
First Gibralter, Series 1992-MM, Class B, 8.79%, 10/25/21	07/30/93	218,265	110,323	-
Whole Loans and Participation Mortgages (c,d) - 100.6%
Commercial Loans - 32.0%
1155 Market Street, San Francisco, CA, 12.98%, 5/1/09	04/02/04	1,800,000	1,800,000	1,836,000
150 N. Pantano I, Tucson, AZ, 5.82%, 2/1/08 (g)	01/07/05	3,525,000	3,525,000	3,606,896
150 N. Pantano II, Tucson, AZ, 14.88%, 2/1/08 (g)	01/07/05	440,000	440,000	453,200
2700 Minnehaha, Minneapolis, MN, 6.00%, 4/1/10 (b)	03/02/05	1,868,295	1,868,295	1,953,218
4295/4299 San Felipe Associates LP, Houston, TX, 9.33%, 8/1/06	06/01/04	5,067,504	5,067,504	5,067,504
8324 East Hartford Drive I, Scottsdale, AZ, 5.15%, 5/1/09 (b) (g)	04/08/04	3,800,000	3,800,000	3,838,790
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 (b)	12/18/02	5,140,541	5,140,541	5,346,163
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/09 (b)	08/02/04	3,360,000	3,360,000	3,485,093
Carrier 360, Grand Prairie, TX, 5.40%, 7/1/09 (b)	06/28/04	3,430,435	3,430,435	3,474,015
Duncan Office Building, Olympia, WA, 7.88%, 6/1/08	05/19/98	602,781	602,781	620,865
France Avenue Business Park II, Brooklyn Park, MN, 7.40%, 10/1/12 (b)	09/12/02	4,486,912	4,486,912	4,711,258
Holiday Village Shopping Center, Park City, UT, 7.15%, 11/1/07 (b)	11/12/02	4,710,364	4,710,364	4,851,674
Ina Corporate Land, Tucson, AZ, 6.10%, 4/1/07 (g)	03/03/05	6,700,000	6,700,000	6,700,000
Indian Street Shoppes, Stuart, FL, 7.88%, 2/1/09 (b)	01/27/99	2,142,791	2,142,791	2,228,503
Jackson Street Warehouse, Phoenix, AZ, 8.53%, 7/1/07 (b)	06/30/98	2,756,333	2,756,333	2,811,460
Jefferson Office Building, Olympia, WA, 7.38%, 12/1/13	07/29/05	790,928	790,928	830,475
Jilly's American Grill, Scottsdale, AZ, 5.95%, 9/1/08 (g)	08/19/05	1,810,000	1,810,000	1,828,100
Kimball Professional Office Building, Gig Harbor, WA, 7.88%, 7/1/08 (b)	07/02/98	2,068,649	2,068,649	2,130,708
NCGR Office Building, Santa Fe, NM, 5.20%, 6/1/09 (b)	05/28/04	4,331,933	4,331,933	4,383,717
North Austin Business Center, Austin, TX, 5.65%, 11/1/11 (b)	11/01/04	4,144,251	4,144,251	4,292,922
Osborn Medical Plaza, Phoenix, AZ, 5.98%, 12/1/07 (b)	11/19/04	7,449,367	7,449,367	7,672,848
Pacific Shores Mobile Home Park II, Newport, OR, 11.00%, 10/1/06	09/27/96	530,978	528,323	536,287
Plaza Las Glorias, Penasco, Senora, Mexico, 7.93%, 12/1/07 (g)	12/01/04	3,000,000	3,000,000	3,000,000
Shoppes at Jonathan's Landing, Jupiter, FL, 7.95%, 5/1/10 (b)	04/12/00	2,844,412	2,844,412	2,986,632
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11 (b)	08/25/04	3,625,793	3,625,793	3,807,083
			80,424,612	82,453,411

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

American Strategic Income Portfolio III (Continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
Multifamily Loans - 66.2%
Archstone Vinings, Vinings, GA, 5.18%, 11/1/07 (g)	11/01/04	$16,500,000	$16,500,000	$14,917,101
Arlington East Apartments I, Chattanooga, TN, 5.90%, 9/1/07 (b) (g)	08/02/04	2,560,000	2,560,000	2,611,200
Arlington East Apartments II, Chattanooga, TN, 14.88%, 9/1/07 (g)	08/02/04	320,000	320,000	324,229
Chateau Club Apartments I, Athens, GA, 5.18%, 6/1/07 (g)	05/18/04	6,000,000	6,000,000	6,074,400
Chateau Club Apartments II, Athens, GA, 11.88%, 6/1/07 (g)	05/18/04	500,000	500,000	443,206
Concorde Apartments, Chattanooga, TN, 6.28%, 5/1/10 (b)	04/30/03	4,835,635	4,835,635	5,077,416
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 (b)	08/29/03	2,553,060	2,553,060	2,680,713
Eastern Oaks II Apartments, Abilene, TX, 9.88%, 8/1/08 (g)	07/01/05	953,000	953,000	909,316
Eastern Oaks I Apartments, Abilene, TX, 6.22%, 8/1/08 (g)	07/01/05	4,483,000	4,483,000	4,614,128
El Dorado Apartments I, Tucson, AZ, 5.21%, 9/1/07 (b)	08/26/04	2,599,384	2,599,384	2,613,854
El Dorado Apartments II, Tucson, AZ, 14.88%, 9/1/07 (g)	08/24/04	842,000	842,000	840,255
Flint Ridge on the Lake Apartments I, Hillsborough, NC, 5.43%, 1/1/07 (b) (g)	12/19/03	5,840,000	5,840,000	5,931,881
Flint Ridge on the Lake Apartments II, Hillsborough, NC, 13.88%, 1/1/07 (g)	12/19/03	500,000	500,000	478,423
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 (b)	12/24/03	1,455,529	1,455,529	1,528,306
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	66,339	66,339	69,656
Good Haven Apartments I, Dallas, TX, 5.48%, 9/1/07 (b) (g)	08/24/04	6,737,000	6,737,000	6,876,678
Good Haven Apartments II, Dallas, TX, 14.90%, 9/1/07 (g)	08/26/04	500,000	500,000	470,953
Grand Courtyards, Grand Prairie, TX, 9.93%, 2/10/09 (g)	01/28/04	7,215,000	7,215,000	6,897,149
Hidden Ridge I, Irving, TX, 5.43%, 8/1/06 (b) (g)	07/23/03	13,232,000	13,232,000	13,364,320
Hidden Ridge II, Irving, TX, 9.90%, 8/1/06 (g)	07/23/03	2,648,000	2,648,000	2,262,763
Lions Park Apartments I, Elk River, MN, 5.20%, 4/1/09 (b)	03/25/04	3,487,029	3,487,029	3,516,247
Lions Park Apartments II, Elk River, MN, 11.88%, 4/1/09	03/25/04	99,506	99,506	104,482
Meadowview Apartments I, West Jordan, UT, 7.00%, 1/1/14	04/01/04	1,056,432	1,056,432	1,109,254
Meadowview Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	66,339	66,339	69,656
Meridian Pointe Apartments, Kalispell, MT, 8.73%, 2/1/12	03/07/97	1,100,508	1,100,508	1,155,533
Nassau Lakes Apartments, Fernadina Beach, FL, 5.28%, 4/1/08 (g)	03/29/05	18,000,000	18,000,000	18,090,000
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	04/01/04	1,007,622	1,007,622	1,058,003
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	66,339	66,339	69,656
River Canyon Apartments, Canyon Country, CA, 19.90%, 1/1/07 (g)	06/28/05	3,300,000	3,300,000	3,117,282
Shelter Island Apartments, Las Vegas, NV, 7.63%, 12/1/08 (b)	11/04/98	12,457,959	12,457,960	12,956,277
Summer Lake Apartments, Fort Lauderdale, FL, 6.81%, 7/1/10 (g)	06/29/05	21,000,000	21,000,000	21,000,000
Tiffany Woods Apartments, Muskegon, MI, 5.18%, 10/1/07 (b) (g)	09/21/04	7,840,000	7,840,000	7,937,216
Tulsa Apartment Portfolio I, Tulsa, OK, 9.93%, 3/1/07 (e) (g)	02/27/03	6,790,000	6,790,000	4,753,000
Tulsa Apartment Portfolio II, Tulsa, OK, 9.93%, 3/1/07 (g)	04/29/05	8,230,000	8,230,000	5,761,000
Warwick West Apartments, Oklahoma City, OK, 14.90%, 9/1/07	09/01/04	2,023,921	2,023,921	1,997,521
Westchase Apartments, Austell, GA, 5.73%, 8/1/06 (b) (g)	08/12/03	6,700,000	6,700,000	4,722,830
WesTree Apartments, Colorado Springs, CO, 8.90%, 11/1/10 (b)	10/12/00	4,505,314	4,505,314	4,456,591
			178,070,917	170,860,495
Single Family Loans - 2.4%
3500 Anini Road, 1 loan, Hawaii, 6.41%, 7/1/07	06/08/05	5,525,000	5,525,000	5,252,521
Arbor, 9.27%, 7 loans, New York, 8/16/17	02/16/96	999,488	1,001,783	999,488
			6,526,783	6,252,009
Total Whole Loans and Participation Mortgages			265,022,312	259,565,915
Preferred Stocks - 14.1%
Real Estate Investment Trusts - 14.1%
AMB Property, Series L		97,000	2,473,891	2,439,550
AMB Property, Series M		21,240	543,889	537,797
BRE Properties, Series C		93,600	2,362,220	2,354,976
BRE Properties, Series D		32,918	823,501	836,325
Capital Automotive		37,280	929,500	950,640
CarrAmerica Realty Corp., Series E		113,226	2,939,072	2,909,908

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

American Strategic Income Portfolio III (Continued)

Description of Security	Shares	Cost	Value (a)
Developers Diversified Realty, Series G	400	$10,380	$10,344
Developers Diversified Realty, Series H	59,000	1,535,170	1,510,990
Developers Diversified Realty, Series I	59,000	1,538,322	1,513,940
Duke Realty Corp., Series J	20,956	535,385	529,349
Duke Realty Corp., Series K	94,000	2,361,279	2,360,340
Equity Residential Properties, Series N	125,000	3,150,150	3,185,000
Health Care Properties, Series E	14,990	385,068	388,241
Health Care Properties, Series F	60,000	1,515,590	1,557,000
Kimco Realty, Series F	15,000	378,000	386,850
Post Properties, Inc., Series B	1,600	39,940	41,056
Prologis Trust, Series F	54,580	1,384,051	1,394,519
Prologis Trust, Series G	65,210	1,654,640	1,662,855
PS Business Parks, Inc., Series H	35,000	864,224	876,750
PS Business Parks, Inc., Series I	20,000	488,475	492,000
PS Business Parks, Inc., Series L	7,000	179,550	184,800
PS Business Parks, Inc., Series M	59,610	1,487,689	1,499,788
Public Storage, Series A	38,000	921,909	941,260
Public Storage, Series X	59,000	1,481,818	1,485,620
Public Storage, Series Z	30,000	746,643	744,900
Realty Income Corp., Series D	3,700	96,015	96,644
Regency Centers Corp., Series C	68,424	1,769,778	1,758,497
Regency Centers Corp., Series D	50,000	1,243,000	1,245,000
Vornado Realty Trust, Series E	7,400	186,598	192,844
Vornado Realty Trust, Series F	65,000	1,605,424	1,653,600
Vornado Realty Trust, Series G	30,000	727,003	752,700
Total Preferred Stocks		36,358,174	36,494,083
Total Investments in Unaffiliated Securities		314,096,572	308,804,728
Affiliated Money Market Fund (f) - 4.3%
First American Prime Obligations Fund, Class Z	11,092,832	11,092,832	11,092,832
Total Investments in Securities (h) - 124.0%		$325,189,404	$319,897,560

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2005, securities valued at $144,992,342 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$11,688,970	8/11/05	3.58%	9/12/05	$24,410	(1)
50,800,000	8/1/05	4.41%	9/1/05	192,858	(2)
$62,488,970				$217,268

*  Interest rate as of August 31, 2005. Rates are based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
FHLMC, 5.50%, 1/1/18, $5,730,074 par
FHLMC, 9.00%, 7/1/30, $530,734 par
FNMA, 6.00%, 10/1/16, $458,596 par
FNMA, 5.50%, 2/1/17, $859,805 par

2005 Annual Report

First American Mortgage Funds

FNMA, 5.50%, 6/1/17, $484,004 par
FNMA, 5.00%, 9/1/17, $796,302 par
FNMA, 5.00%, 11/1/17, $1,540,195 par
FNMA, 6.50%, 6/1/29, $1,303,229 par
FNMA, 7.50%, 4/1/30, $139,806 par
FNMA, 7.50%, 5/1/30, $239,074 par
FNMA, 8.00%, 5/1/30, $73,446 par
FNMA, 8.00%, 6/1/30, $271,307 par

  (2)  Morgan Stanley:
2700 Minnehaha, 6.00%, 4/1/10, $1,868,295 par
8324 East Hartford Drive I, 5.15%, 5/1/09, $3,800,000 par
Academy Spectrum, 7.98%, 5/1/09, $5,195,447 par
Ambassador House Apartments, 8.10%, 2/1/10, $3,362,979 par
Arlington East Apartments I, 5.90%, 9/1/07, $2,560,000 par
Biltmore Lakes Corporate Center, 6.00%, 9/1/09, $3,360,000 par
Carrier 360, 5.40%, 7/1/09, $3,340,435 par
Concorde Apartments, 6.28%, 5/1/10, $4,900,000 par
Country Villa Apartments, 6.90%, 9/1/13, $2,584,147 par
El Dorado Apartments I, 5.21%, 9/1/07, $2,599,384 par
Flint Ridge on the Lake Apartments I, 5.43%, 1/1/07, $5,840,000 par
France Avenue Business Park II, 7.40%, 10/1/12, $4,543,202 par
Geneva Village Apartments I, 7.00%, 1/1/14, $1,455,529 par
Good Haven Apartments I, 5.48%, 9/1/07, $6,737,000 par
Hidden Ridge I, 5.43%, 8/1/06, $13,232,000 par
Holiday Village Shopping Center, 7.15%, 11/1/07, $4,803,434 par
Indian Street Shoppes, 7.88%, 2/1/09, $2,181,993 par
Jackson Street Warehouse, 8.53%, 7/1/07, $2,809,394 par
Kimball Professional Office Building, 7.88%, 7/1/08, $2,130,499 par
Lions Park Apartments I, 5.20%, 4/1/09, $3,487,029 par
NCGR Office Building, 5.20%, 6/1/09, $4,400,000 par
North Austin Business Center, 9.05%, 5/1/07, $2,784,233 par
Osborn Medical Plaza, 5.98%, 12/1/07, $7,449,367 par
Shelter Island Apartments, 7.63%, 12/1/08, $12,700,574 par
Shoppes at Jonathan's Landing, 7.95%, 5/1/10, $2,890,331 par
Tatum Ranch Center, 6.53%, 9/1/11, $3,625,793 par
Tiffany Woods Apartments, 5.18%, 10/1/07, $7,840,000 par
Westchase Apartments, 5.68%, 8/1/06, $6,700,000 par
WesTree Apartments, 8.90%, 11/1/10, $4,655,967 par

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $90,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $90,000,000 lending commitment.

(c)  Interest rates on commercial and multifamily loans are the rates in effect as of August 31, 2005. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2005.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2005, the total market value of fair valued securities was $259,565,915 or 100.6% of net assets. See note 2 in Notes to Financial Statements.

(e)  Security is in default.

(f)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

(g)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents the coupon rate in effect as of August 31, 2005.

(h)  On August  31, 2005, the cost of investments in securities for federal income tax purposes was $326,265,548. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$3,417,243
Gross unrealized depreciation	(9,785,231)
Net unrealized depreciation	$(6,367,988)

Abbreviations:

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS

American Select Portfolio  August 31, 2005

Description of Security	Date Acquired	Par Value	Cost	Value (a)
(Percentages of each investment category relate to net assets)
U.S. Government Agency Mortgage-Backed Securities (b) - 5.0%
Fixed Rate - 5.0%
FHLMC, 5.50%, 1/1/18		$3,223,167	$3,323,147	$3,291,659
FHLMC, 7.50%, 12/1/29		509,174	499,686	540,682
FNMA, 5.00%, 11/1/17		1,540,195	1,548,392	1,552,701
FNMA, 6.50%, 6/1/29		1,675,580	1,664,302	1,731,612
FNMA, 7.50%, 5/1/30		132,819	128,377	140,829
FNMA, 8.00%, 5/1/30		40,803	40,290	43,583
Total U.S. Government Agency Mortgage-Backed Securities			7,204,194	7,301,066
Corporate Note (d,e) - 3.6%
Adjustable Rate - 3.6%
Stratus Properties, 6.90% 1/1/08	12/28/00	5,000,000	5,000,000	5,150,000
Whole Loans and Participation Mortgages (c,d) - 101.0%
Commercial Loans - 36.6%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (g)	12/22/04	5,200,000	5,200,000	5,313,334
7 Broadway, Albuquerque, NM, 5.80%, 1/1/08	12/17/04	4,160,864	4,160,864	4,257,533
Advanced Circuits and Hopkins II Business Center, Fullerton, CA, 5.38%, 12/1/05	11/08/01	2,053,732	2,053,733	2,053,733
Best Buy, Fullerton, CA, 8.63%, 1/1/11	12/29/00	1,827,863	1,827,863	1,919,256
George Gee Hummer, Liberty Lake, WA, 7.35%, 7/1/10 (g)	06/30/05	2,125,000	2,125,000	2,231,250
George Gee Pontiac, Liberty Lake, WA, 7.35%, 7/1/10 (g)	06/30/05	4,675,000	4,675,000	4,908,750
Landmark Bank Center, Euless, TX, 5.85%, 7/1/09	10/01/04	4,773,707	4,773,707	4,902,521
Northlynn Plaza, Lynnwood, WA, 7.65%, 9/1/12 (b)	08/22/02	3,842,754	3,842,754	4,034,891
Oxford Mall, Oxford, MS, 5.75%, 10/1/06 (g)	09/24/04	5,175,000	5,175,000	5,175,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (b)	05/12/03	5,081,679	5,081,679	5,335,763
Point Plaza, Tumwater, WA, 8.43%, 1/1/11 (b)	04/19/04	6,116,380	6,116,380	5,961,472
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (b)	08/02/02	3,931,747	3,931,747	4,128,335
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (b)	12/20/01	2,499,220	2,499,220	2,624,181
			51,462,947	52,846,019
Multifamily Loans - 64.4%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 (b)	08/11/03	4,713,033	4,713,032	4,914,444
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	08/11/03	726,307	726,307	762,622
Casa del Vista Apartments, Carson City, NV, 8.40%, 1/1/08 (b)	12/15/00	2,897,629	2,897,629	2,984,558
Castle Arms Apartments, Austin, TX, 8.00%, 4/1/06	03/19/99	898,040	898,040	907,020
Centre Court, White Oaks, and Green Acres Apartments, North Canton and Massillon, OH, 8.65%, 1/1/09 (b)	12/30/98	3,739,750	3,739,750	3,889,340
Churchill Park Apartments I, San Antonio, TX, 6.53%, 2/1/06 (b) (g)	12/23/02	8,650,000	8,650,000	8,415,729
Churchill Park Apartments II, San Antonio, TX, 9.88%, 2/1/06 (g)	12/23/02	375,000	375,000	305,943
Colonia Tepeyac Apartments I, Dallas, TX, 5.43%, 12/1/06 (g)	12/03/03	5,744,000	5,744,000	5,858,880
Colonia Tepeyac Apartments II, Dallas, TX, 14.88%, 12/1/06 (g)	12/03/03	718,000	718,000	732,100
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (b)	03/24/99	2,699,990	2,699,990	2,807,989
Forest Hills Apartments, Hickory, NC, 5.98%, 2/1/08 (g)	02/01/05	7,300,000	7,300,000	7,519,000
Fountain Villas, Phoenix, AZ, 7.03%, 9/1/08 (g)	08/08/05	1,825,000	1,825,000	1,825,000
Four Seasons Apartments, Charlotte, NC, 6.00%, 3/1/08 (g)	02/28/05	2,160,000	2,160,000	2,217,586
Greenwood Residences, Miton, WA, 7.63%, 4/1/08 (b)	03/12/98	2,200,117	2,200,116	2,266,120
Hidden Colony Apartments, Doraville, GA, 7.90%, 6/1/08 (b)	03/22/94	2,837,156	2,817,226	2,922,270
Hunter's Meadow, Colorado Springs, CO, 7.80%, 8/1/12	07/02/02	6,242,967	6,242,967	6,555,115
Lakeside Village Apartments I, Oklahoma City, OK, 5.40%, 6/1/07 (g)	05/19/04	3,700,000	3,700,000	3,758,212
Lakeside Village Apartments II, Oklahoma City, OK, 14.88%, 6/1/07 (g)	05/19/04	460,000	460,000	450,735
Parkside Apartments, Moreno Valley, CA, 5.43%, 5/1/08	04/14/03	6,558,230	6,558,230	6,659,227
Revere Apartments, Revere, MA, 7.28%, 5/1/09 (b)	04/22/99	1,206,502	1,206,502	1,254,762

See accompanying Notes to Schedule of Investments.

2005 Annual Report

First American Mortgage Funds

American Select Portfolio (Continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
RP - Urban Partners, Oxnard, CA, 5.99%, 3/1/10 (g)	02/23/05	$5,000,000	$5,000,000	$5,132,100
Sheridan Ponds Apartments, Tulsa, OK, 6.43%, 7/1/13 (b)	06/05/03	7,042,870	7,042,870	7,395,014
Village Commons Apartments, San Ramon, CA, 5.33%, 5/1/08 (g)	04/27/05	7,060,000	7,060,000	7,129,894
Woodstock Apartments I, Dallas, TX, 6.11%, 1/1/06 (g)	12/06/01	8,300,000	8,300,000	5,810,000
Woodstock Apartments II, Dallas, TX, 11.00%, 1/1/06 (g)	12/06/01	1,000,000	1,000,000	700,000
			94,034,659	93,173,660
Total Whole Loans and Participation Mortgages			145,497,606	146,019,679
Preferred Stocks - 9.2%
Real Estate Investment Trusts - 9.2%
AMB Property, Series M		8,700	222,285	220,283
BRE Properties, Series C		68,000	1,713,000	1,710,880
BRE Properties, Series D		3,434	86,548	87,245
Capital Automotive		11,550	289,179	294,525
CarrAmerica Realty Corp., Series E		44,669	1,156,034	1,147,993
Developers Diversified Realty, Series H		9,437	239,256	241,682
Developers Diversified Realty, Series I		52,912	1,356,657	1,357,722
Duke Realty Corp., Series L		71,000	1,787,780	1,792,040
Health Care Properties, Series E		3,510	90,207	90,909
PS Business Parks, Inc., Series H		30,000	744,036	751,500
PS Business Parks, Inc., Series I		16,000	388,272	393,600
PS Business Parks, Inc., Series M		22,210	554,629	558,804
Public Storage, Series E		55,000	1,382,250	1,408,550
Regency Centers Corp., Series C		5,888	151,779	151,322
Regency Centers Corp., Series D		64,000	1,592,900	1,593,600
Vornado Realty Trust, Series F		60,000	1,491,563	1,526,400
Total Preferred Stocks			13,246,375	13,327,055
Total Investments in Unaffiliated Securities			170,948,175	171,797,800
Affiliated Money Market Fund (f) - 1.7%
First American Prime Obligations Fund, Class Z		2,496,551	2,496,551	2,496,551
Total Investments in Securities (h) - 120.5%			$173,444,726	$174,294,351

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  On August 31, 2005, securities valued at $68,289,668 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$7,064,820	8/11/05	3.58%	9/12/05	$14,754	(1)
23,000,000	8/1/05	4.41%	9/1/05	87,318	(2)
$30,064,820				$102,072

*  Interest rate as of August 31, 2005. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

2005 Annual Report

First American Mortgage Funds

Schedule of INVESTMENTS continued

Name of broker and description of collateral:

  (1)  Morgan Stanley:
FHLMC, 5.50%, 1/1/18, $3,223,167 par
FHLMC, 7.50%, 12/1/29, $509,174 par
FNMA, 5.00%, 11/1/17, $1,540,195 par
FNMA, 6.50%, 6/1/29, $1,675,580 par
FNMA, 7.50%, 5/1/30, $132,819 par
FNMA, 8.00%, 5/1/30, $40,803 par

  (2)  Morgan Stanley:
Advanced Circuits and Hopkins II Business Center, 7.40%, 12/1/04, $2,053,732 par
Briarhill Apartments I, 6.90%, 9/1/15, $4,713,033 par
Casa del Vista Apartments, 8.40%, 1/1/08, $2,897,629 par
Centre Court, White Oaks, and Green Acres Apartments, 8.65%, 1/1/09, $3,739,750 par
Churchill Park Apartments I, 6.53%, 2/1/06, $8,650,000 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,699,990 par
Greenwood Residences, 7.63%, 4/1/08, $2,200,117 par
Hidden Colony Apartments, 7.90%, 6/1/08, $2,837,156 par
Northlynn Plaza, 7.65%, 9/1/12, $3,842,754 par
Peony Promenade, 6.93%, 6/1/13, $5,081,679 par
Point Plaza, 8.43%, 1/1/11, $6,116,380 par
Revere Apartments, 7.28%, 5/1/09, $1,206,502 par
Sheridan Ponds Apartments, 6.43%, 7/1/13, $7,042,870 par
Town Square #6, 7.40%, 9/1/12, $3,931,747 par
Victory Packaging, 8.53%, 1/1/12, $2,499,220 par

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $60,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $60,000,000 lending commitment.

(c)  Interest rates on commercial and multifamily loans are the rates in effect as of August 31, 2005.

(d)  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2005, the total market value of fair valued securities was $151,169,680 or 104.5% of net assets. See note 2 in Notes to Financial Statements.

(e)  Variable Rate Security – The rate shown is the rate in effect as of August 31, 2005.

(f)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

(g)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents the coupon rate in effect as of August 31, 2005.

(h)  On August 31, 2005, the cost of investments in securities for federal income tax purposes was $174,432,976. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$3,165,166
Gross unrealized depreciation	(3,303,791)
Net unrealized depreciation	$(138,625)

Abbreviations:

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

2005 Annual Report

First American Mortgage Funds

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. :

We have audited the accompanying statements of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (collectively, the "funds") including the schedules of investments, as of August 31, 2005, and the related statements of operations, cash flows, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds' internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at August 31, 2005, the results of their operations, cash flows, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 7, 2005

2005 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited)

Annual Meeting Results

An annual meeting of the funds' shareholders was held on September 19, 2005. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

(1)  The funds' shareholders elected the following eight directors:

	American Strategic Income Portfolio		American Strategic Income Portfolio II
	Shares Voted "For"	Shares Witholding Authority to Vote	Shares Voted "For"	Share Witholding Authority to Vote
Benjamin R. Field III	3,228,442	810,135	11,642,868	3,597,985
Roger A. Gibson	3,230,642	807,935	11,645,348	3,595,505
Victoria J. Herget	3,230,642	807,935	11,647,665	3,593,188
Leonard W. Kedrowski	3,229,177	809,400	11,645,101	3,595,752
Richard K. Riederer	3,230,642	807,935	11,646,055	3,594,798
Joseph D. Strauss	3,229,935	808,642	11,644,844	3,596,685
Virginia L. Stringer	3,229,884	808,693	11,644,844	3,596,009
James M. Wade	3,229,935	808,642	11,645,142	3,595,711
	American Strategic Income Portfolio III		American Select Portfolio
	Shares Voted "For"	Shares Witholding Authority to Vote	Shares Voted "For"	Share Witholding Authority to Vote
Benjamin R. Field III	18,181,737	2,049,662	8,391,954	1,791,190
Roger A. Gibson	18,189,550	2,041,849	8,392,405	1,790,739
Victoria J. Herget	18,194,280	2,037,119	8,394,103	1,789,041
Leonard W. Kedrowski	18,181,370	2,050,029	8,394,305	1,788,839
Richard K. Riederer	18,193,135	2,038,264	8,391,832	1,791,312
Joseph D. Strauss	18,190,545	2,040,854	8,394,769	1,788,375
Virginia L. Stringer	18,192,919	2,038,480	8,394,103	1,789,041
James M. Wade	18,191,021	2,040,378	8,394,103	1,789,041

(2)  The funds' shareholders ratified the selection by the funds' board of directors of Ernst & Young LLP as the independent registered public accounting firm for the funds for the fiscal period ending August 31, 2005. The following votes were cast regarding this matter:

Fund	Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
American Strategic Income Portfolio	3,001,019	336,870	700,688	-
American Strategic Income Portfolio II	11,236,758	572,924	3,431,171	-
American Strategic Income Portfolio III	17,987,546	377,117	1,866,736	-
American Select Portfolio	8,255,429	127,795	1,799,920	-

Approval of the Funds' Investment Advisory Agreements

The Board of Directors of the funds (the "Board"), which is comprised entirely of independent directors, oversees the management of each fund and, as required by law, determines annually whether to renew each fund's advisory agreement with U.S. Bancorp Asset Management, Inc. ("USBAM"). At a meeting on May 3-5, 2005, the Board considered information relating to the funds' investment advisory agreements with USBAM (individually an "Agreement" and together the "Agreements"). In advance of the meeting, the Board received materials relating to the Agreements, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 20-22, 2005, the Board concluded its consideration of and approved the Agreements through June 30, 2006.

2005 Annual Report

First American Mortgage Funds

In considering each Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of USBAM's services to the fund, (2) the investment performance of the fund, (3) the profitability of USBAM related to the fund, including an analysis of USBAM's cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the funds are closed-end funds that issue new shares only in certain circumstances in connection with dividend reinvestments, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreements.

Before approving the Agreements, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by USBAM and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that each Agreement is fair and in the best interests of the respective fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by USBAM to each fund. The Board reviewed USBAM's key personnel who provide investment management services to the funds as well as the fact that, under each Agreement, USBAM has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that USBAM's duties with respect to each fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent, and custodian. Finally, the Board considered USBAM's representation that the services provided by USBAM under the Agreement are the types of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about USBAM from the funds' Chief Compliance Officer.

Based on the foregoing, the Board concluded that each fund is likely to benefit from the nature, extent, and quality of the services provided by USBAM under its Agreement.

Investment Performance of the Funds

The Board considered the performance of each fund, including how the fund performed versus its benchmark index. While the Board also considered how each fund performed versus the median performance of a group of comparable funds selected by an independent data service, the Board noted that each fund's performance universe was comprised of only nine funds, including ASP, BSP, CSP, and SLA. Thus, the performance universe applicable to the funds included only five additional funds. In light of the limited universe of comparable funds, the Board considered USBAM's representation that the funds' benchmark would be a better standard against which to measure each fund's performance.

2005 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

Each fund performed as follows:

American Strategic Income Portfolio Inc. The fund significantly outperformed its benchmark for the one-, three-, five-, and ten-year periods ended February 28, 2005. In addition, the fund's performance was equal to that of its performance universe for the one-year period ended February 28, 2005. For the remaining periods, the fund's performance trailed that of its performance universe.

American Strategic Income Portfolio Inc.-II The fund significantly outperformed its benchmark for the one-, three-, five-, and ten-year periods ended February 28, 2005. In addition, the fund's performance was above that of its performance universe for the ten-year period ended February 28, 2005. For the remaining periods, the fund's performance trailed that of its performance universe.

American Strategic Income Portfolio Inc.-III The fund significantly outperformed its benchmark for the one-, three-, five-, and ten-year periods ended February 28, 2005. In addition, the fund's performance was above that of its performance universe for the three-, five- and ten-year periods ended February 28, 2005. For the one-year period, the fund's performance trailed that of its performance universe.

American Select Portfolio Inc. The fund significantly outperformed its benchmark for the one-, three-, five-, and ten-year periods ended February 28, 2005. In addition, the fund's performance was above that of its performance universe for the five- and ten-year periods ended February 28, 2005. For the remaining periods, the fund's performance trailed that of its performance universe.

In light of each fund's (i) significant out-performance of its benchmark over every period during which performance was measured and (ii) out-performance of its performance universe over one or more of those periods, the Board concluded it would be in the best interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM's estimated costs in serving as each fund's investment manager, including the costs associated with the personnel and systems necessary to manage each fund. The Board also considered the reported profitability of USBAM and its affiliates resulting from their relationship with each fund. For each fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by USBAM and of comparable funds managed by other advisers. The Board found that while the advisory fees for USBAM's institutional separate accounts are lower than the fund's advisory fees, the funds receive additional services from USBAM that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each fund's expense ratio compared to the median expense ratio of comparable funds (the "peer group median expense ratio"). The Board noted that each fund's advisory fee was lower than its peer group median advisory fee. The Board concluded that the funds' advisory fees are reasonable in light of the services provided.

2005 Annual Report

First American Mortgage Funds

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the funds, the Board noted that USBAM and certain of its affiliates serve the funds in various capacities, including as adviser, administrator, and custodian, and receive compensation from each fund in connection with providing services to the fund. The Board considered that each service provided to a fund by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of each Agreement was in the best interest of the respective fund and its shareholders.

Terms and Conditions of the Dividend Reinvestment Plan

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call EquiServe at 800-543-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

Plan Administration

For each fund, beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the funds' shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant

2005 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

Tax Information

The following per-share information describes the federal tax treatment of distributions made during the period ended August 31, 2005. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

2005 Annual Report

First American Mortgage Funds

Income Distributions (taxable as ordinary dividends, none qualifying for the dividends received deduction or qualifying as qualified dividend income)

Payable Date	American Strategic Income Portfolio Amount	American Select Portfolio Amount
December 22, 2004	$0.0725	$0.0800
January 7, 2005	0.0999	0.0800
February 23, 2005	0.0725	0.0700
March 23, 2005	0.0725	0.0700
April 27, 2005	0.0650	0.0700
May 25, 2005	0.0650	0.0700
June 22, 2005	0.0650	0.0700
July 27, 2005	0.0650	0.0700
August 24, 2005	0.0650	0.0700
Total	$0.6424	$0.6500

Payable Date	American Strategic Income Portfolio II Amount	American Strategic Income Portfolio III Amount
June 22, 2005	$0.0800	$0.0800
July 27, 2005	0.0800	0.0650
August 24, 2005	0.0800	0.0650
Total	$0.2400	$0.2100

How to Obtain a Copy of the Funds' Proxy Voting Policies

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Holdings Information

The funds are required to file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Certifications

In October 2005, the funds' Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the funds' Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act are filed with the funds' Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

2005 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Funds
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through March 2003; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998.	Retired; Vice President, Cargo–United Airlines, from July 2001 through July 2004; Vice President, North America-Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001.	Retired; Director, President, and Chief Executive Officer, Weirton Steel, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998.	Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a company engaged in strategic planning, operations management, government relations, transportation planning, and public relations; attorney at law; Partner and Chairman, ExcensusTM, LLC, a demographic services company.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair term three years, assuming reelection as a director. Chair of funds' board since 1998; current term expires September 2006. Director of ASP, BSP, CSP, and SLA since August 1998.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Cos. through 2003.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

2005 Annual Report

First American Mortgage Funds

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior thereto, Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

John G. Wenker U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Senior Vice President	Re-elected by the Board annually; Senior Vice President of ASP, BSP, CSP, and SLA since May 2001.	Managing Director of U.S. Bancorp Asset Management, Inc., since May 2001; Managing Director of First American Asset Management from 1998 to May 2001; Managing Director of the Fixed Income Department at Piper Jaffray Inc. from 1992 to 1998.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President–Investments of ASP, BSP, CSP, and SLA since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management–Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President- Administration	Re-elected by the Board annually; Vice President–Administration of ASP, BSP, CSP, and SLA since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Russell J. Kappenman U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1964)*	Vice President and Assistant Secretary	Re-elected by the Board annually; Vice President and Assistant Secretary of ASP, BSP, CSP, and SLA since May 2001.	Managing Director of U.S. Bancorp Asset Management, Inc., since May 2001; Vice President of First American Asset Management from 1998 to May 2001; tax manager and fixed-income analyst with Piper Jaffray Inc. through 1998.

Troy C. Paulson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1970)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2005.	Vice President of U.S. Bancorp Asset Management, Inc., since May 2003; prior thereto, Assistant Vice President with U.S. Bancorp Piper Jaffray from June 2000 to May 2003.

Charles D. Gariboldi, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since December 2004.	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto, Vice President for investment accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of ASP, BSP, CSP, and SLA since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since February 2005.	Chief Compliance Officer, First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that, Vice President, Charles Schwab & Co., Inc.

2005 Annual Report

First American Mortgage Funds

Notice to SHAREHOLDERS (Unaudited) continued

Officers (Continued)

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Assistant Secretary of ASP, BSP, CSP, and SLA since September 1999.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004.	Attorney, U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

James D. Alt 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Secretary of ASP, BSP, CSP, and SLA since June 2002; Assistant Secretary of ASP, BSP, CSP, and SLA from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

*Messrs. Schreier, Wenker, Jordahl, Wilson, Kappenman, Paulson, Gariboldi, Lui, and Agnew, and Ms. Stevenson and Ms. Prudhomme are each employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the funds.

2005 Annual Report

First American Mortgage Funds

Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of First American Mortgage Funds

Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of First American Mortgage Funds

Retired; former Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

ROGER GIBSON

Director of First American Mortgage Funds

Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of First American Mortgage Funds

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of First American Mortgage Funds

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of First American Mortgage Funds

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of First American Mortgage Funds

Owner and President of Strauss Management Company

JAMES WADE

Director of First American Mortgage Funds

Owner and President of Jim Wade Homes

The Board of Directors of the First American Mortgage Funds is comprised entirely of independent directors.

AMERICAN STRATEGIC INCOME PORTFOLIO INC.
AMERICAN STRATEGIC INCOME PORTFOLIO INC. II
AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
AMERICAN SELECT PORTFOLIO INC.
2005 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2005 0271-05 WHOLELOAN-AR

Item 2—Code of Ethics

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item.

(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics.

(d) The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a) Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $19,106 in the fiscal period ended August 31, 2005, $29,555 in the fiscal year ended November 30, 2004, and $33,520 in the fiscal year ended November 30, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b) Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $1,222 in the fiscal period ended August 31, 2005, $2,670 in the fiscal year ended November 30, 2004, and $18,650 in the fiscal year ended November 30, 2003.  These audit-related services related primarily to services provided in connection with the previously announced proposed reorganization of the registrant into a real estate investment trust (which the registrant is no longer pursuing).

(c) Tax Fees - E&Y billed the registrant fees of $3,743 in the fiscal period ended August 31, 2005, $6,067 in the fiscal year ended November 30, 2004, and $25,100 the fiscal year ended November 30, 2003, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, tax distribution analysis and planning, and tax services provided in connection with the previously proposed reorganization of the registrant (which the registrant is no longer pursuing).

(d) All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal period ended August 31, 2005 and the fiscal years ended November 30, 2003 and 2004.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

• Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

• Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

• Meet quarterly with the partner of the independent audit firm

• Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

• Annual Fund financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

• Accounting consultations

• Fund merger support services

• Other accounting related matters

• Agreed Upon Procedure Reports

• Attestation Reports

• Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

• Tax compliance services related to the filing or amendment of the following:

• Federal, state and local income tax compliance, and

• Sales and use tax compliance

• Timely RIC qualification reviews

• Tax distribution analysis and planning

• Tax authority examination services

• Tax appeals support services

• Accounting methods studies

• Fund merger support services

• Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

• Management functions

• Accounting and bookkeeping services

• Internal audit services

• Financial information systems design and implementation

• Valuation services supporting the financial statements

• Actuarial services supporting the financial statements

• Executive recruitment

• Expert services (e.g., litigation support)

• Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $30,665 in the fiscal period ended August 31, 2005, $39,488 in the fiscal year ended November 30, 2004, and $153,950 in the fiscal year ended November 30, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b) Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”). The proxy voting policies and procedures of USBAM are as follows:

General Principles

U.S. Bancorp Asset Management, Inc. (“USBAM”) is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM’s duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

In the event of a sub-adviser, USBAM delegates proxy voting to the sub-adviser who is responsible for developing and enforcing policies, which are reviewed regularly by USBAM.

USBAM’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) monitoring the activities of USBAM’s Proxy Voting Administration Committee.

Policies and Procedures

Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’s policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In appropriate situations, a portfolio manager can initiate action to override a standard policy for a particular vote and such override will be subject to approval of the Investment Policy Committee.

Procedures. Responsibility for certain administrative aspects of proxy voting rests with the USBAM’s Proxy Voting Administration Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM’s proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, USBAM recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although USBAM strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients’ best interests. By adopting ISS’s policies and generally deferring to ISS’s recommendations, USBAM believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the Proxy Voting Administration Committee determines that ISS faces a material conflict of interest with respect to a specific vote, the Proxy Voting Administration Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM faces no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

• Obtaining instructions from the affected clients on how to vote the proxy;

• Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;

• Voting in proportion to the other shareholders;

• Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

• Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:

• Monitor proxy votes cast to ensure they are consistent with USBAM policy.

• Ensure proxy votes are cast in a timely manner.

• Ensure proxy ballots are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will report periodically to the Investment Policy Committee, including a review of all identified conflicts and how they were addressed. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

Vote Disclosure to Shareholders

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

USBAM’s separately managed account clients can contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and USBAM’s vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.             Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent

• Fees for non-audit services are excessive, or

• There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

2.             Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.             Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.  Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.             Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.             Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.             Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.             Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY -CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•  It is intended for financing purposes with minimal or no dilution to current shareholders

•  It is not designed to preserve the voting power of an insider or significant shareholder

9.             Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

• Historic trading patterns

• Rationale for the repricing

• Value-for-value exchange

• Option vesting

• Term of the option

• Exercise price

• Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

• Offering period is 27 months or less, and

• Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.          Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights,

military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Applicable for fiscal years ending on or after December 31, 2005.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

Item 11—Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2005

By:
/s/ Charles D. Gariboldi
Charles D. Gariboldi
Treasurer

Date: November 7, 2005